                                                                     Exhibit 4.1

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                      Standard Terms For Trust Agreements


                                    between


                      Southpoint Structured Assets, Inc.,

                                 as Depositor



                                      and



                        Bank One, West Virginia, N.A.,

                                  as Trustee



                              Trust Certificates



                         dated as of November 1, 1996


================================================================================

                               TABLE OF CONTENTS

HEADING                                           DESCRIPTION                                                        PAGE

Preliminary Statement..............................................................................................     1


Article I      Definitions and Assumptions.........................................................................     1

   Section 1.01.  Definitions......................................................................................     1

   Section 1.02.  Rules of Construction............................................................................    15

   Section 1.03.  Compliance Certificates and Opinions; Record Date................................................    16


Article II     Declaration of Trusts; Issuance of Certificates; Purpose and Classification of Trusts...............    17

   Section 2.01.  Creation and Declaration of Trusts: Assignment of Underlying Securities..........................    17

   Section 2.02.  Acceptance by Trustee............................................................................    19

   Section 2.03.  Representations and Warranties of the Depositor..................................................    19

   Section 2.04.  Breach of Representation, Warranty or Covenant...................................................    20

   Section 2.05.  Agreement to Authenticate and Deliver Certificates...............................................    20


Article III    Administration of each Trust........................................................................    20

   Section 3.01.  Administration of each Trust.....................................................................    20

   Section 3.02.  Collection of Certain Underlying Security Payments...............................................    21

   Section 3.03.  Certificate Account..............................................................................    21

   Section 3.04.  Liquidation of the Underlying Securities.........................................................    22

   Section 3.05.  Investment of Funds in the Accounts..............................................................    22

   Section 3.06.  Maintenance of Credit Support....................................................................    23

   Section 3.07.  Realization Upon Defaulted Underlying Securities.................................................    23

   Section 3.08.  Retained Interest................................................................................    24

   Section 3.09.  Access to Certain Documentation..................................................................    24

   Section 3.10.  Reports by the Depositor.........................................................................    24

   Section 3.11.  Charges and Expenses.............................................................................    25


Article IV     Distributions and Reports to Certificateholders.....................................................    25

   Section 4.01.  Distributions....................................................................................    25

   Section 4.02.  Distributions on Certificates....................................................................    26

   Section 4.03.  Reports to Certificateholders....................................................................    27

   Section 4.04.  Advances.........................................................................................    28

   Section 4.05.  Allocation of Realized Losses and Trust Expenses.................................................    29

   Section 4.06.  Compliance with Withholding Requirements.........................................................    29


Article V      The Certificates....................................................................................    30

   Section 5.01.  The Certificates.................................................................................    30


                                      -i-
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

   Section 5.02.  Execution, Authentication and Delivery...........................................................    30

   Section 5.03.  Temporary Certificates...........................................................................    31

   Section 5.04.  Registration; Registration of Transfer and Exchange..............................................    32

   Section 5.05.  Mutilated, Destroyed, Lost and Stolen Certificates...............................................    34

   Section 5.06.  Persons Deemed Owners............................................................................    35

   Section 5.07.  Cancellation.....................................................................................    35

   Section 5.08.  Global Securities................................................................................    36

   Section 5.09.  Notices to Depository............................................................................    37

   Section 5.10.  Definitive Certificates..........................................................................    37

   Section 5.11.  Conditions of Authentication and Delivery of New Series..........................................    37

   Section 5.12.  Appointment of Paying Agent......................................................................    38

   Section 5.13.  Authenticating Agent.............................................................................    39

   Section 5.14.  Voting Rights with Respect to Underlying Securities..............................................    40

   Section 5.15.  Actions by Certificateholders....................................................................    41

   Section 5.16.  Events of Default................................................................................    42

   Section 5.17.  Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit...............................    42

   Section 5.18.  Control by Certificateholders....................................................................    42

   Section 5.19.  Waiver of Past Defaults..........................................................................    42

   Section 5.20.  Right of Certificateholders to Receive Payments Not to Be Impaired...............................    43

   Section 5.21.  Remedies Cumulative..............................................................................    43


Article VI     The Depositor.......................................................................................    43

   Section 6.01.  Liability of the Depositor.......................................................................    43

   Section 6.02.  Limitation on Liability of the Depositor.........................................................    43

   Section 6.03.  Depositor May Purchase Certificates..............................................................    44

   Section 6.04.  Merger or Consolidation of the Depositor.........................................................    44

   Section 6.05.  No Liability of the Depositor with Respect to the Underlying Securities..........................    45


Article VII    Concerning the Trustee..............................................................................    45

   Section 7.01.  Duties of Trustee................................................................................    45

   Section 7.02.  Between Trustee and Sub-Administrative Agents....................................................    48

   Section 7.03.  Certain Matters Affecting the Trustee............................................................    49

   Section 7.04.  Trustee Not Liable for Recitals in Certificates or Underlying Securities.........................    50

   Section 7.05.  Trustee May Own Certificates.....................................................................    50

   Section 7.06.  Trustee's Fees and Expenses......................................................................    51

   Section 7.07.  Eligibility Requirements for Trustee.............................................................    52

   Section 7.08.  Resignation or Removal of the Trustee; Appointment of Successor Trustee..........................    52

   Section 7.09.  Appointment of Office or Agency..................................................................    53

   Section 7.10.  Representations and Warranties of Trustee........................................................    54

   Section 7.11.  Indemnification of Trustee by the Depositor; Contribution........................................    55


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

   Section 7.12.  No Liability of the Trustee with Respect to the Underlying Securities; Certificateholders to
                  Proceed Directly Against the Underlying Securities Issuer(s).....................................    56

   Section 7.13.  The Depositor To Furnish Trustee with Names and Addresses of Certificateholders..................    56

   Section 7.14.  Preservation of Information......................................................................    56

   Section 7.15.  Reports by Trustee...............................................................................    57

   Section 7.16.  Trustee's Application for Instructions from the Depositor........................................    57


Article VIII   Market Agent........................................................................................    57

   Section 8.01.  Market Agent.....................................................................................    57


Article IX     Termination.........................................................................................    58

   Section 9.01.  Termination of Trust.............................................................................    58


Article X      Miscellaneous Provisions............................................................................    58

   Section 10.01. Amendment........................................................................................    58

   Section 10.02. Limitation on Rights of Certificateholders.......................................................    60

   Section 10.03. Governing Law....................................................................................    61

   Section 10.04. Notices..........................................................................................    61

   Section 10.05. Notice to Rating Agencies........................................................................    61

   Section 10.06. Severability of Provisions.......................................................................    62

   Section 10.07. Grant of Security Interest.......................................................................    62

   Section 10.08. Nonpetition Covenant.............................................................................    63

   Section 10.09. No Recourse......................................................................................    64

   Section 10.10. Article and Section References...................................................................    64

   Section 10.11. Counterparts.....................................................................................    64

   Section 10.12. Trust Indenture Act Controls.....................................................................    64


     Standard Terms for Trust Agreements, dated as of November 1, 1996, between Southpoint Structured Assets, Inc., a Delaware corporation, as Depositor, and Bank One, West Virginia, N.A., a national banking association, as Trustee.

                             Preliminary Statement

     The Depositor and the Trustee have duly authorized the execution and delivery of these Standard Terms for Trust Agreements (the "Standard Terms") to provide for one or more Series (and one or more Classes within each such Series) of Certificates, issuable from time to time as provided in these Standard Terms.

     Each such Series (inclusive of any Classes specified within such Series) of Certificates will be issued only under a separate Series Supplement to these Standard Terms, duly executed and delivered by the Depositor and the Trustee. With respect to each Series, the applicable Series Supplement, together with these Standard Terms, shall be known as the "Trust Agreement."

     All representations, covenants and agreements made herein by each of the Depositor and the Trustee are for the benefit and security of the Certificateholders and, to the extent provided in the applicable Series Supplement, for the benefit and security of any Credit Support Provider or any other party as specified therein;

     The Depositor is entering into these Standard Terms, and the Trustee in accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                                   Article I

                          Definitions and Assumptions

     Section 1.01. Definitions. Except as otherwise specified herein or in the applicable Series Supplement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Trust Agreement."

     "Account."  As defined in Section 3.05.

     "Accounting Date." With respect to any Series, if applicable, as defined in the related Series Supplement.

     "Advance."  As defined in Section 4.04.

     "Affiliate." With respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing."

     "Authenticating Agent."  As defined in Section 5.13.

     "Authorized Newspaper." A newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section 5.01 with respect to the Certificates of any Series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

     "Available Funds." Unless otherwise specified in the applicable Series Supplement, for any Distribution Date in respect of a given Series or Class, the sum of (i) all amounts actually received on or with respect to the Underlying Securities (including Liquidation Proceeds and investment income on amounts in the Accounts) with respect to such Series during the related Collection Period,
(ii) all amounts received pursuant to any Credit Support Instruments with respect to such Series for such Distribution Date and (iii) all other amounts, if any, specified by the applicable Series Supplement.

     "Basic Documents." With respect to any Series, if applicable, as defined in the related Series Supplement.

     "Beneficial Owner." Shall mean, with respect to Certificates held through a Depository, the beneficial owner of a Certificate. For purposes only of
Section 5.15, the Trustee shall be obligated to treat a Person who claims to be a beneficial owner of a Certificate as a "Beneficial Owner" within the meaning of the Series Supplement only if such Person has first delivered to the Trustee,
(i) a certificate or other writing executed by such Person stating the full name and address of such Person, the principal distribution amount of the Certificate with respect to which such Person claims to be the Beneficial Owner, and the participant in the Depository ("such Person's Participant") through which such Person holds its beneficial ownership interest in the Certificates and (ii) a certificate or other writing executed by such Person's Participant confirming that such Person's Participant holds on its own books and records Certificates for the account of such Beneficial Owner and identifying the principal distribution amount held for such Beneficial Owner.

     "Business Day." With respect to any Place of Distribution specified pursuant to Section 5.01, any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in such Place of Distribution are authorized or obligated by law, regulation or executive order to close or any day which is not a Business Day with respect to the Underlying Securities, except as otherwise specified pursuant to Section 5.01 and any Business Day specified with respect to the Underlying Securities.

     "Call Premium Percentage." With respect to any Series (or Class with such Series), if applicable, as defined in the related Series Supplement.

     "Certificate Account." As defined in Section 3.03.

     "Certificate Principal Balance." With respect to an Outstanding Certificate, as determined at any time, the maximum amount that the Holder thereof is entitled to receive as distributions allocable to principal payments on the Underlying Securities. The Certificate Principal Balance, if any, of any Class within a given Series (other than those Classes, if any, specified in the related Series Supplement), as of any date of determination, shall be equal to the aggregate initial Certificate Principal Balance thereof less the sum of (i) all amount allocable to prior distributions made to such Class in respect to principal of the Underlying Securities, and (ii) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of (A) Realized Losses in respect of principal of the Underlying Securities and (B) expenses of the Trust, if any, only to the extent specified in the applicable Series Supplement, each as allocated to such Class pursuant to the applicable Series Supplement.

     "Certificate Register" and "Certificate Registrar." As respectively defined in Section 5.04.

     "Certificateholder."  Any Holder of a Certificate.

     "Certificates." Any trust certificates authorized by, and authenticated and delivered under, this Trust Agreement.

     "Class." With respect to any Series, any one of the classes of Certificates of such Series, each consisting of Certificates having identical terms.

     "Clearing Agency." An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Closing Date." With respect to any Series, the day on which Certificates of such Series are first executed, authenticated and delivered.

     "Code." The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

     "Collection Period." With respect to any Distribution Date for a Series (or Class within such Series), the period specified in the related Series Supplement.

     "Commission." The Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution and delivery of this Trust Agreement such Commission is not existing and performing the duties now assigned to it, then the body then performing such duties.

     "Corporate Trust Office." The principal corporate trust office of the Trustee located at the address set forth in the related Series Supplement or such other addresses as the Trustee may designate from time to time by notice to the Holders and the Depositor, or the principal corporate trust office of any successor Trustee (or such other addresses as a successor Trustee may designate from time to time by notice to the Holders and the Depositor).

     "Credit Support." With respect to any Series (or any Class within such Series), a letter of credit, surety bond, swap agreement, put or call option or other asset intended to support or ensure the timely or ultimate distributions of amounts due in respect of all or certain of the Underlying Securities for such Series or Class, which in each case is specified as such in the related Series Supplement.

     "Credit Support Instrument." The instrument or document pursuant to which the Credit Support for a given Series (or any Class within such Series) is provided, as specified in the applicable Series Supplement.

     "Credit Support Provider." With respect to any Series (or any Class with such Series), the Person, if any, that will provide any Credit Support with respect to all or a portion of the Underlying Securities for such Series or Class as specified in the applicable Series Supplement.

     "Cut-off Date." With respect to any Series, the date specified as such in the related Series Supplement. For purposes of this Trust Agreement, any Underlying Security acquired by the Depositor after the applicable Cut-off Date but prior to the applicable Closing Date and included in the related Trust as of such Closing Date shall be deemed to have been Outstanding as of such Cut-off Date and references to the principal balance of such Underlying Security as of such Cut-off Date shall be deemed to be to the principal balance of such Underlying Security as of the date on which it was acquired by the Depositor.

     "Definitive Certificates." As defined in Section 5.10.

     "Depository." With respect to the Certificates of any Series (or Class within such Series) issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Depositor pursuant to Section 5.01 until a successor Depository shall have become such pursuant to the applicable provisions of this Trust Agreement, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Certificates of any such Series or Class shall mean the Depository with respect to the Certificates of that Series or Class.

     "Depositor." Southpoint Structured Assets, Inc., a Delaware corporation, and, if a successor Person shall have become the Depositor pursuant to any applicable provisions of this Trust Agreement, "Depositor" shall mean such successor Person. With respect to any provisions of this Trust Agreement that relate to the provisions of the Trust Indenture Act,

"Depositor" shall include any obligor on the Certificates as the term obligor is defined in the Trust Indenture Act.

     "Depositor Order" or "Depositor Request." A written order or request, respectively, signed in the name of the Depositor by its President, Treasurer or Secretary.

     "Depository Agreement." If applicable, the agreement pursuant to which the Depository will agree to act as Depository with respect to any Series (or Class within such Series) of Certificates in accordance with Section 5.08.

     "Discount Certificate." Any Certificate that reflects "original issue discount" within the meaning of Section 1273(a) of the Code with respect to an Underlying Security.

     "Distribution Date." With respect to any Series (or Class within such Series) of Certificates, each date specified as a "Distribution Date" for such Series (or Class) in the related Series Supplement.

     "Dollar" or "$". Such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

     "Eligible Account." Either (i) an account or accounts maintained with a Federal or State chartered depository institution or trust company the long term unsecured debt obligations of which are rated by the Rating Agency the higher of
(x) at least the then current long-term rating of the Certificates or (y) in one of its two highest long-term rating categories (unless otherwise specified in the Series Supplement) at the time any amounts are held in deposit therein or
(ii) a trust account(s) maintained as a segregated account(s) and held by a Federal or State chartered depository institution or trust company in trust for the benefit of the Certificateholders; provided, however, that such depository institution or trust company has a long-term rating in one of the four highest categories by the Rating Agency.

     "Eligible Investments." With respect to any Series, unless otherwise specified in the related Series Supplement, any one or more of the following obligations or securities as directed in writing by the Depositor; provided, however, that the total stated return specified by the terms of each such obligation or security is at least equal to the purchase price thereof; and provided, further, that no such instrument may carry at the time of purchase the symbol "R" in its rating:

          (i) direct obligations of, and obligations fully guaranteed by, the United States, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit System or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States of America; provided, however, that obligations of, or guaranteed by, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the Federal Farm Credit System shall be Eligible Investments only if, at the time of investment, it has the rating specified in such Series Supplement for Eligible Investments;

          (ii) demand and time deposits in, certificates of deposit of, or banker's acceptances issued by any depository institution or trust company (including the Trustee or any agent of the Trustee acting in their respective commercial capacities) incorporated under the laws of the United States or any State and subject to supervision and examination by Federal and/or State banking authorities so long as the commercial paper and/or the short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have the rating specified in such Series Supplement for Eligible Investments; provided, however, that such rating shall be no lower than the rating on the Underlying Securities at the time of purchase of the investments;

          (iii) repurchase agreements with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States, with an entity having the credit rating specified in such Series Supplement for Eligible Investments;

          (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State that have the rating specified in such Series Supplement for Eligible Investments at the time of such investment or contractual commitment providing for such investment; provided, however, that such rating shall be no lower than the rating on the Underlying Securities; and provided, further, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust for such Series to exceed 10% of the aggregate outstanding principal balances and amounts of all the Underlying Securities and Eligible Investments held as part of the Trust for such Series;

          (v) commercial paper having at the time of such investment the rating specified in the Series Supplement for Eligible Investments;

          (vi) money market mutual funds registered under the Investment Company Act of 1940, as amended, having at the time of such investment a rating from each of the Rating Agencies in the highest investment category granted thereby; and

          (vii) a Guaranteed Investment Contract if and only if specified in the related Series Supplement, provided that the Rating Agency Condition is met.

     "Event of Default." With respect to any Series (or Class within such Series) of Certificates, as specified in the related Series Supplement.

     "Exchange Act." The Securities Exchange Act of 1934, as amended.

    "Extraordinary Trust Expense." Unless otherwise specified in the related Series Supplement, any and all costs, expenses or liabilities arising out of the establishment, existence or administration of the Trust, other than (i) Ordinary Expenses, and (ii) costs and expenses payable by a particular Certificateholder, the Trustee or the Depositor pursuant to this Trust Agreement.

     "Final Scheduled Distribution Date." With respect to any Certificate, the date on which all the unpaid principal of (and premium, if any, on) such Certificate is scheduled, without giving effect to any prepayment or early termination, to become due and payable as provided therein and in the applicable Series Supplement.

     "Fixed Pass-Through Rate." With respect to any Fixed Rate Certificate, as defined in the related Series Supplement.

     "Fixed Rate Certificate." A Certificate that provides for a payment of interest at a Fixed Pass-Through Rate.

     "Floating Pass-Through Rate." With respect to any Floating Rate Certificate, as defined in the related Series Supplement.

     "Floating Rate Certificate." A Certificate that provides for the payment of interest at a Floating Pass-Through Rate determined periodically by reference to a formula specified pursuant to Section 5.01 and the related Series Supplement.

     "Global Security." A Registered Certificate evidencing all or part of a Series (or Class within such Series) of Certificates, issued to the Depository for such Series or Class in accordance with Section 5.08 and bearing the legend prescribed therein.

     "Grant." To sell, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm to the Trustee pursuant to these Standard Terms and a related Series Supplement; and the terms "Granted" and "Granting" have the meanings correlative to the foregoing. A Grant of any Underlying Securities or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal, premium, if any, and interest payments in respect of such Underlying Securities and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Guaranteed Investment Contract." With respect to any Series (or Class within such Series), a guaranteed investment contract or surety bond provided for in the related Series Supplement, Granted as part of the Trust or to the Trustee for the benefit of the Certificateholders for such Series, providing for the investment of funds in a related Account or related Accounts and insuring a minimum or a fixed rate of return on the investment of such funds, which contract or surety bond shall be an obligation of an insurance company or other entity whose rating is no lower than the rating on the Underlying Securities and shall satisfy any other requirements specified in such Series Supplement.

     "Holder." With respect to a Registered Certificate, the Registered Holder thereof.

     "Independent." When used with respect to any specified Person means that the Person (1) is in fact independent of the Depositor and of any Affiliate, (2) does not have any direct or indirect material financial interest in the Depositor or in any Affiliate and (3) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Initial Accrued Interest." With respect to any Series, shall mean, with respect to each Underlying Security, the amount of interest which accrued thereon from the Underlying Security Interest Payment Date of such Underlying Security next preceding the deposit of such Underlying Security hereunder (or, in the event that such Underlying Security Interest Payment Date is the first Underlying Security Interest Payment Date to occur after the original issuance of such Underlying Security, from the dated date thereof) to, but excluding, the Cut-off Date.

     "Letter of Credit." With respect to any Series or Class within such Series, the letter of credit, if any, providing for the payment of all or a portion of amounts due in respect of such Series or Class, issued to the Trustee for the benefit of the Holders of such Series or Class, issued by the related Credit Support Provider, all as specified in the related Series Supplement.

     "Limited Guarantor." With respect to the Underlying Securities relating to any series (or Class within such Series), a Person specified in the related Series Supplement as providing a guarantee or insurance policy or other credit enhancement supporting the distributions in respect of such Series (or Class) as and to the extent specified in such Series Supplement.

     "Limited Guaranty." With respect to any Series or Class within such Series, any guarantee of or insurance policy or other comparable form of credit enhancement with respect to amounts required to be distributed in respect of such Series or Class or payments under all or certain of the Underlying Securities relating to such Series or Class, executed and delivered by a limited Guarantor in favor of the Trustee, for the benefit of the Certificateholders, as specified in the related Series Supplement.

     "Liquidation Proceeds." The amounts received by the Trustee in connection with (i) the liquidation of a defaulted Underlying Security or collateral, if any, related thereto or (ii) the repurchase, substitution or sale of a Underlying Security.

     "Market Agent." Shall mean the market agent or market agents appointed pursuant to Section 8.01, and its or their successors or assigns.

     "Market Agent Agreement." With respect to any Series shall mean the Market Agent Agreement, dated as of the Closing Date, between the Trustee and the Market Agent, the form of which will be attached to the Series Supplement, and any similar agreement with a successor Market Agent, in each case as from time to time amended or supplemented.

     "Moody's." Shall mean Moody's Investors Service Inc. and any successors thereto.

     "Notional Amount." With respect to any Class of Certificates, if applicable, the initial notional amount specified in the related Series Supplement on which distributions of interest may be determined at the applicable Pass-Through Rate, as the same may be adjusted as specified in such Series Supplement.

     "Officer's Certificate." A certificate signed by anyone (or, if specified in these Standard Terms or any Series Supplement, more than one) Executive Officer of the Depositor, and delivered to the Trustee.

     "Opinion of Counsel." A written opinion of counsel, who may, except as otherwise expressly provided in this Trust Agreement, be counsel for the Depositor acceptable to the Trustee, except that any opinion of counsel relating to the qualification of any account required to be maintained pursuant to this Trust Agreement as an Eligible Account must be an opinion of counsel who is in fact Independent of the Depositor.

     "Ordinary Expenses." The Trustee's customary fee for its services as Trustee, including but not limited to (i) the costs and expenses of preparing, sending and receiving all reports, statements, notices, returns, filings, solicitation of consent or instructions, or other communications required by this Trust Agreement, (ii) the costs and expenses of holding and making ordinary collection or payments on the assets of the Trust and of determining and making distributions, (iii) the costs and expenses of the Trust's or Trustee's counsel, accountants and other experts for ordinary or routing consultation or advice in connection with the establishment, administration and termination of the Trust, and (iv) any other costs and expenses that are, or reasonably should have been, expected to be incurred in the ordinary course of administration of the Trust.

     "Outstanding." With respect to Certificates of a specified Series (or Class within such Series), as of any date of determination, all such Certificates theretofore authenticated and delivered under these Standard Terms and the related Series Supplement except:

          (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

          (ii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Trust Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser in whose hands such Certificates are valid obligations of the Trust;

provided, however, that in determining whether the Holders of the required percentage of the aggregate Voting Rights of the Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates beneficially owned by the Depositor, the Trustee, or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, and the Voting Rights to which its Holder would otherwise be entitled shall not be taken into account in determining whether the requisite percentage of aggregate Voting Rights necessary to effect any such consent or take any such action has been obtained except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates with respect to which the Depositor has provided the Trustee an Officer's Certificate stating that such Certificates so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not, to the knowledge of the Trustee, the Depositor, or any Affiliate of any thereof. The principal amount or notional amount, as applicable, of a Discount Certificate that shall be deemed to be Outstanding for the definition referred to in the foregoing proviso shall be the Certificate Principal Balance or Certificate Notional Amount, as applicable, with respect thereto as of the date of such determination.

     "Participant." A broker, dealer, bank, other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Pass-Through Rate." With respect to any Series (or Class within such Series) of Certificates (except certain Discount Certificates and Certificates entitled to nominal or no interest distributions) the annual rate at which interest accrues on the Certificates of such Series (or Class), which may be a fixed rate or a floating rate of interest, determined upon the basis and in the manner specified in the related Series Supplement.

     "Paying Agent." As defined in Section 5.12.

     "Percentage Interest." With respect to a Certificate of any Series or Class within a Series, the portion of such Series or Class evidenced by such Certificate, expressed as a percentage, equal to the product of (x) a fraction, the numerator of which is the initial Certificate Principal Balance or Notional Amount, as applicable, represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or Notional Amount, as applicable, of all the Certificates of such Series or Class and (y) 100.

     "Person." Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Distribution." With respect to any Series (or Class within such Series) of Certificates, the place or places where the principal of (and premium, if any) and interest on the Certificates or such Series (or Class) are distributable as specified pursuant to Section 5.01.

     "Predecessor Certificate." With respect to any particular Certificate, every previous Certificate evidencing all or a portion of the same interest as that evidenced by such particular Certificate; and for the purpose of this definition, any Certificate authenticated and delivered under Section 5.05 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same interest as the lost, destroyed or stolen Certificate.

     "Prepaid Ordinary Expenses." Unless otherwise specified in the Series Supplement, the amount (if any) paid by the Depositor to the Trustee on or before the Closing Date to cover Ordinary Expenses, as specified in the related Series Supplement.

     "Proceeding." Any suit in equity, action at law or other judicial or administrative proceeding.

     "Rating Agency." With respect to any Series (or Class within such Series), each nationally recognized rating organization specified in the related Series Supplement that initially rates the Certificates of such Series (or Class).

     "Rating Agency Condition." With respect to any action or occurrence, unless otherwise specified in the applicable Series Supplement, that each Rating Agency shall have been given 10 days (or such shorter period acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall have notified the Depositor and the Trustee in writing that such action or occurrence will not result in a reduction or withdrawal of the then current rating of any Certificate of the applicable Series.

     "Realized Losses." With respect to any defaulted and liquidated Underlying Security, the excess, if any, of (x) the principal amount of such Underlying Security plus accrued and unpaid interest thereon, plus expenses incurred by the Trustee in connection with the practices and procedures referred to in Section 3.07(b) to the extent reimbursable under these Standard Terms and the related Series Supplement, over (y) Liquidation Proceeds with respect thereto.

     "Record Date." With respect to any Distribution Date for any Series (or Class within such Series) of Registered Certificates, the date specified in the related Series Supplement.

     "Registered Certificate." Any Certificate registered as to principal, premium, if any, and interest in the Certificate Register.

     "Registered Holder." The Person in whose name a Registered Certificate is registered in the Certificate Register on the applicable Record Date.

     "Required Interest." Unless otherwise specified in the related Series Supplement, with respect to the Outstanding Certificates of any Series or any Class thereof, the accrued and undistributed interest on the Certificate Principal Balance or Notional Amount of such Outstanding Certificates, computed at the applicable Pass-Through Rate.

     "Required Percentage-Amendment." Unless otherwise specified in the related Series Supplement, if a Rating Agency Condition is specified in the related Series Supplement and such Rating Agency Condition is met, or, if a Rating Agency Condition is not so specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series, and 100% otherwise.

     "Required Percentage-Definitive Certificates." Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

     "Required Percentage-Direction of Trustee." Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

     "Required Percentages--Remedies." Unless otherwise specified in the related Series Supplement, 66-2/3% of the aggregate Voting Rights of Certificates of such Series.

     "Required Percentage--Removal of Trustee." Unless otherwise specified in the related Series Supplement, more than 50% of the aggregate Voting Rights of Certificates of such Series.

     "Required Percentage--Waiver." Unless otherwise specified in the related Series Supplement, 75% of the aggregate Voting Rights of Certificates of such Series.

     "Required Premium." If applicable, unless otherwise specified in the related Series Supplement, with respect to the Certificates of any Series or any Class thereof, an amount equal to the product, as determined on any Distribution Date with respect to such Series and Class, of (i) the Required Principal for such Series and Class and (ii) the Call Premium Percentage for such Series and Class.

     "Required Principal." As determined for any Distribution Date for a given Series (or Class within such Series), unless otherwise specified in the related Series Supplement, the amounts on deposit in the Certificate Account allocable to principal payments on the Underlying Securities (including from Credit Support, if any, and Advances, if any, but excluding amounts in respect of principal payments to the extent that Advances with respect thereto were distributed as Required Principal on a prior Distribution Date) and required to be distributed in respect of the Certificates of such Series (or Class) in accordance with the terms of such Certificates and such related Series Supplement.

     "Required Rating." With respect to any Series (or Class within such Series), the rating category (or categories) specified in the Series Supplement that, as a condition to the issuance of such Series or Class, is (or are) the lowest category (or categories) in which the Certificates of such Series or Class may be categorized at the time of purchase by the Rating Agency.

     "Requisite Reserve Amount." As of any date with respect to any Series (or Class within such Series) of Certificates, the amount, if any, required to be maintained in the Reserve Account, if any, for such Series or Class as specified in or determined pursuant to the related Series Supplement.

     "Reserve Account." An Eligible Account, if any, created and maintained pursuant to Section 3.06.

     "Responsible Officer." With respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's actual knowledge of and familiarity with the particular subject.

     "Retained Interest." If applicable, with respect to any Underlying Security, an ownership interest in and a right to a portion of the payments thereon by the obligor thereof, as specified in the related Series Supplement, held by the Person so specified in such Series Supplement.

     "Sale Procedures." Unless otherwise specified in the Series Supplement, shall mean that, with respect to any sale of one or more Underlying Securities, the Market Agent, on behalf of the Trust, shall sell such Underlying Security or Underlying Securities to the highest bidders among not less than two solicited bidders for such Underlying Securities (one of which bidders may include Morgan Keegan & Company, Inc. or any affiliate thereof; provided, however, that neither Morgan Keegan & Company, Inc. nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers).

     In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single Underlying Security, a portion of the Underlying Securities or all of the Underlying Securities being sold or any other basis selected in good faith by the Market Agent.

     "S&P." Shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and any successor thereof.

     "Series." A separate series of Certificates issued pursuant to these Standard Terms and a related Series Supplement, which series may be divided into two or more Classes, as provided in such Series Supplement.

     "Series Supplement." An agreement incorporating these Standard Terms that authorizes the issuance of a particular Series (and each Class within such Series) of Certificates.

     "Sub-Administration Account."  As defined in Section 7.02.

     "Sub-Administration Agreement." The written contract, if any, between the Trustee and a Sub-Administrative Agent and any successor Trustee or Sub-Administrative Agent relating to the administration of certain Underlying Securities as provided in Section 7.02.

     "Sub-Administration Agent." Any Person with which the Trustee has entered into a Sub-Administration Agreement and which meets the qualifications of a Sub-Administrative Agent pursuant to Section 7.02.

     "Surety Bond." If so specified in the Series Supplement, with respect to any Series (or Class within such Series) of Certificates, the surety bond providing for the distribution under certain circumstances specified in such Series Supplement of amounts to the Certificateholders of such Series (or Class), which surety bond will be issued to the Trustee for the benefit of such Certificateholders by the related Credit Support Provider, all as specified in such Series Supplement.

     "Swap Agreement." If so specified in the Series Supplement, with respect to any Series, shall mean the ISDA Master Agreement dated as of the Closing Date by and between the Trust and the Swap Counterparty, as the same may be amended or supplemented from time to time as provided herein and therein.

     "Swap Counterparty." If so specified in the Series Supplement, with respect to any Series, shall be specified in the Series Supplement.

     "Swap Distribution Amount." If so specified in the Series Supplement, with respect to any Series, shall mean all amounts then due and owing to the Swap Counterparty pursuant to the Swap Agreement, other than Swap Termination Payments.

     "Swap Guarantee." If so specified in the Series Supplement, with respect to any Series, shall mean, the Guarantee issued by the Swap Guarantor in favor of the Trust.

     "Swap Guarantor." If so specified in the Series Supplement, with respect to any Series, shall be specified in the Series Supplement.

     "Swap Receipt Amount." If so specified in the Series Supplement, with respect to any Series, shall mean all amounts due and owing to the Trust pursuant to the Swap Agreement, other than Swap Termination Payments.

     "Swap Termination Payment." If so specified in the Series Supplement, with respect to any Series, means the amount payable by the Swap Counterparty to the Trust, or by the Trust to the Swap Counterparty, pursuant to Section 6(e) of the Swap Agreement.

     "Trust." With respect to any Series, the segregated asset or pool of assets subject hereto, constituting the trust created hereby and by the related Series Supplement and to be administered hereunder and thereunder, consisting of those Underlying Securities and the Credit Support, if applicable, and all sums distributed in respect thereof that are specified as being part of the Trust for such Series in the related Series Supplement, all for the benefit of the Certificateholders of such Series as of any particular time.

     "Trust Agreement." With respect to each Series of Certificates, these Standard Terms and all amendments hereof and, unless the context otherwise requires, the related Series Supplement and all amendments thereto.

     "Trustee." With respect to any Series, the Person so specified in the applicable Series Supplement, until a successor Person shall have become the Trustee pursuant to the applicable provisions of these Standard Terms and the applicable Series Supplement, and thereafter "Trustee" shall mean such successor Person.

     "Trust Indenture Act." The Trust Indenture Act of 1939, as amended, as the same is in force and effect as of the date hereof.

     "Underlying Securities Issuer." Shall mean, with respect to an Underlying Security, the issuer thereof (including, if applicable, the guarantor of the Underlying Security) as identified in Schedule I to the Series Supplement.

     "Underlying Security" or "Underlying Securities." With respect to any Series, the asset or assets Granted as part of the Trust for such Series or acquired (or, in the case of an agreement, entered into) by the Trustee for the benefit of the Holders of such Series, and, if and to the extent provided in the applicable Series Supplement, for the benefit of any Credit Support Provider, all as identified in the Schedule I to the related Series Supplement. The Underlying Securities for any such Series or the related Trust shall not constitute Underlying Securities for any other Series or any other Trust.

     "Underlying Security Interest Payment Date." Shall mean, with respect to an Underlying Security, each date specified in Schedule I to the Series Supplement as a date on which interest is scheduled, as of the Closing Date, to be payable by or on behalf of the Underlying Securities Issuer on such Underlying Security in accordance with its terms.

     "Uniform Commercial Code." The Uniform Commercial Code as in effect in the relevant jurisdiction or, with respect to the State of Louisiana, the equivalent body of statutory and common law.

     "United States." The United States of America (including the States), its territories, its possessions and other areas subject to its jurisdiction.

     "Voting Rights." With respect to any Series (or Class within such Series) of Certificates, the portion of the aggregate voting rights of the Certificates of such Series or Class which shall be allocated to any Certificate as specified in the applicable Series Supplement.

     Section 1.02. Rules of Construction. Unless the context otherwise requires:

           (i)  a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect in the United States from time to time;

         (iii)  or is not exclusive;

          (iv) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision:

           (v)  "including" means including without limitation; and

          (vi) words in the singular include the plural and words in the plural include the singular.

     Section 1.03. Compliance Certificates and Opinions; Record Date. (a) Upon any application or request by the Depositor to the Trustee to take any action under any provision of this Trust Agreement other than the initial issuance of the Certificates, the Depositor shall furnish to the Trustee an Officer's Certificate stating that, in the opinion of the signer thereof, all conditions precedent, if any, provided for in this Trust Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Trust Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for this Trust Agreement (other than a certificate provided pursuant to Section 3.10(d)) shall include:

          (1) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

     (b) The Depositor may at its option by delivery of an Officer's Certificate to the Trustee set a record date to determine the Holders of any subclass of Certificates entitled to give any consent, request, demand, authorization, direction, notice, waiver or other act. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in such Officer's Certificate, which shall be a date not more than 30 days prior to the first solicitation of Certificateholders in connection therewith. If such a record date is fixed, such consent, request, demand, authorization, direction, notice, waiver or other act may be given before or after such record date, but only the Holders of record of Certificates of the applicable subclass at the close of business on such record date shall be deemed to be Certificateholders of such subclass for the purposes of determining whether Holders of the requisite aggregate amount of Outstanding Certificates of such subclass have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other act, and for that purpose the aggregate amount of the Outstanding Certificates of such subclass shall be computed as of such record date; provided, however, that no such consent, request, demand, authorization, direction, notice, waiver or other act by the Holders of Certificates of such subclass on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Trust Agreement not later than one year after the record date.

                                  ARTICLE II

         DECLARATION OF TRUSTS; ISSUANCE OF CERTIFICATES; PURPOSE AND
                           CLASSIFICATION OF TRUSTS

     Section 2.01. Creation and Declaration of Trusts Assignment of Underlying Securities. (a) The Depositor, concurrently with the execution and delivery hereof, does hereby agree to Grant to the Trustee, on behalf and for the benefit of the Certificateholders of each given Series of Certificates and without recourse, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in, to and under the Underlying Securities attributable to each such Series (except for the Underlying Securities attributable to such Series which are not Granted by the Depositor, as specified in Schedule I to the applicable Series Supplement), now existing or hereafter acquired, in each case as identified on the applicable
Schedule I, and all other assets included or to be included in the respective Trust for the benefit of the Certificateholders of each such Series. Each such Grant will include all interest, premium (if any) and principal received by or on behalf of the Depositor of, on or with respect to any such Underlying Securities due after the applicable Cut-off Date, and, unless otherwise specified in the Series Supplement, will exclude (i) all interest, premium (if any) and principal of, on or with respect to any such Underlying Securities due on or before the applicable Cut-off Date and (ii) any Retained Interest in any such Underlying Security.

     (b) In connection with each Grant referred to in the preceding paragraph, the Depositor shall, not later than the applicable Closing Date, either (i) deposit the Underlying Securities for a given Series with the Trustee by physical delivery of such Underlying Securities, duly endorsed, to the Trustee or (ii) have delivered such Underlying Securities to a Clearing Agency, in which event (A) the Trustee has accepted delivery of such Underlying Securities through such Clearing Agency, and (B) the Underlying Securities have been credited to a trust account of the Trustee, or its authorized agent, and the Trustee shall have the right to hold and maintain such Underlying Securities on deposit with such Clearing Agency for all purposes of this Trust Agreement.

     (c) The Grant of such Underlying Securities by the Depositor for a given Series accomplished hereby and by such Series Supplement is absolute and is intended by the parties hereto as a sale.

     (d) In the case of each delivery of Underlying Securities to the Trustee, the Depositor shall be deemed thereby to represent and warrant to the Trustee that:

          (i) the Depositor is duly authorized to so deliver such Underlying Securities;

          (ii)  the Underlying Securities so delivered are genuine;

          (iii) at the time of delivery of the Underlying Securities, such Underlying Securities are free and clear of any lien, pledge, encumbrance, right, charge, claim or other security interest; and

          (iv) such delivery is irrevocable and free of any continuing claim by the Depositor except such as the Depositor may have as a Certificateholder of a Certificate;

     The above representations and warranties shall survive the delivery of such Underlying Securities and the Certificates in respect thereof. The Depositor shall further be deemed by such delivery to have made the representations that, to the best of its knowledge, as of the Closing Date, no default or event of default with respect to the Underlying Securities has occurred and is continuing.

     (e) It is the intention of all of the parties hereto that the transfer of the Trust Property hereunder and under any Series Supplement shall constitute a sale and, unless otherwise set forth in the Series Supplement, the Trust created hereunder and thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4 and a grantor trust under the Code, and all parties hereto and thereto agree to treat the Trust, any distributions therefrom and the beneficial interest in the Certificates consistently with such characterization. The provisions of this Trust Agreement shall be interpreted consistently with such characterization.

     (f) Any Trust created hereunder shall not engage in any business. Any Trust created hereunder shall engage only in those activities relating to the holding, protecting and preserving of the Trust Property and the issuance of the Certificates and those activities required or authorized by this Trust Agreement or incidental to and necessary hereunder. Any Trust created hereunder shall not issue or sell any certificates or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for money borrowed.

     Section 2.02. Acceptance by Trustee. With respect to each Series, the Trustee will acknowledge receipt by it, or by a custodian on its behalf, of the related Underlying Securities and the related documents referred to in Section 2.01, now existing or hereafter acquired, and declares that it will hold such Underlying Securities and documents and all other documents delivered to it pursuant to this Trust Agreement, and that it will hold all such assets and such other assets (including Underlying Securities acquired from a Person other than the Depositor) comprising the Trust for a given Series of Certificates, in trust for the exclusive use and benefit of all present and future Certificateholders of such Series and for the purposes and subject to the terms and conditions set forth in this Trust Agreement.

     Section 2.03. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Trustee that as of the Closing Date or as of such other date specifically provided herein or in the applicable Series Supplement:

          (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (ii) with respect to each Series Supplement, to the Depositor's knowledge, the information set forth in the Series Supplement with respect to each Underlying Security is true and correct in all material respects at the date or dates, respecting which, such information is furnished;

          (iii) the execution and delivery of this Trust Agreement by the Depositor and its performance of and compliance with the terms of this Trust Agreement will not violate the Depositor's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (iv) the Depositor has the full power and authority to enter into and consummate all transactions contemplated by this Trust Agreement, has duly authorized the execution, delivery and performance of this Trust Agreement and has duly executed and delivered this Trust Agreement. This Trust Agreement, upon its execution and delivery by the Depositor and assuming due authorization, execution and delivery by the Trustee, will constitute a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered a proceeding in equity or at law); and

          (v) any additional representations and warranties, if any, that may be specified in the applicable Series Supplement.

     It is understood and agreed that the representations and warranties of the Depositor set forth in this Section 2.03 shall survive delivery of the respective documents to the Trustee and shall inure to the benefit of the Trustee on behalf of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice thereof to the other party.

     Section 2.04. Breach of Representation, Warranty or Covenant. Within 90 days of the earlier of discovery by the Depositor or receipt of notice by the Depositor of a breach of any representation or warranty of the Depositor set forth in Section 2.03 that materially and adversely affects the interests of the Certificateholders of a given Series of Certificates, the Depositor shall cure such breach in all material respects.

     Section 2.05. Agreement to Authenticate and Deliver Certificates. With respect to each Series of Certificates and the related Trust, the Trustee hereby agrees and acknowledges that it will, concurrently with the Grant to and receipt by it of the related Underlying Securities and delivery to it by the Depositor of executed Certificates of such Series, cause to be authenticated and delivered to or upon the written order of the Depositor, in exchange for the Underlying Securities and such other assets constituting the Trust for a given Series, Certificates duly authenticated by or on behalf of the Trustee in authorized denominations evidencing ownership of the entire Trust for such Series, all in accordance with the terms and subject to the conditions of Sections 5.02 and 5.11.

                                  ARTICLE III

                         ADMINISTRATION OF EACH TRUST

     Section 3.01. Administration of each Trust. (a) The Trustee shall administer the Underlying Securities for each given Trust for the benefit of the Certificateholders of the related Series. In engaging in such activities, the Trustee shall follow or cause to be followed collection procedures in accordance with the terms of these Standard Terms and the applicable Series Supplement, the respective Underlying Securities and any applicable Credit Support Instruments. With respect to each Trust, and subject only to the above-described standards and the terms of these Standard Terms, the related Series Supplement and the respective Underlying Securities and applicable Credit Support Instruments, if any, the Trustee shall have full power and authority, acting alone or through Sub-Administrative Agents as provided in Section 7.02, to do or cause to be done any and all things in connection with such administration which it deems necessary to comply with the terms of these Standard Terms and the applicable Series Supplement.

     (b) The duties of the Trustee shall be performed in accordance with applicable local, State and Federal law, and the Trustee shall make any and all filings, reports, notices or applications with, and seek any comments and authorizations from, the Commission and any State securities authority on behalf of the Trust for each Series.

     Section 3.02. Collection of Certain Underlying Security Payments. With respect to any Series or Class of Certificates, the Trustee shall make reasonable efforts to collect all payments required to be made pursuant to the terms of the Underlying Securities in a manner consistent with the terms of this Trust Agreement, such Underlying Securities and any related Credit Support Instruments.

     Section 3.03. Certificate Account. (a) For each Series of Certificates, the Trustee shall establish and maintain one or more Eligible Accounts (collectively, the "Certificate Account"), held in trust for the benefit of the Certificateholders of such Series. The Trustee on behalf of such Certificateholders shall possess all right, title and interest in all funds on deposit from time to time in each Certificate Account and in all proceeds thereof. With respect to each Series of Certificates, the Certificate Account shall be under the sole dominion and control of the Trustee for the benefit of the related Certificateholders. With respect to each Series of Certificates, not later than the close of business on the Business Day on which the Trustee receives such amounts in the form of immediately available funds (so long as such funds are received by the Trustee by 3:00 p.m. New York City time, and on the next Business Day otherwise), the Trustee shall deposit or cause to be deposited in the Certificate Account all amounts received by it with respect to the Underlying Securities, any Credit Support and all Liquidation Proceeds related to such Series including:

            (i) all payments on account of principal of such Underlying Securities;

           (ii) all payments on account of interest on such Underlying
     Securities;

          (iii) all payments on account of premium (if any) on such Underlying Securities;

           (iv) any payments in respect of any such Credit Support;

            (v) any Advances made as required pursuant to Section 4.03; and

           (vi) any interest or investment income earned on funds deposited in the related Accounts.

     Unless otherwise specified in the applicable Series Supplement, it is understood and agreed that payments in the nature of prepayment or redemption penalties, late payment charges, default interest or reinvestment income which may be received by the Trustee shall be deposited by the Trustee in the Certificate Account and shall not be retained by the Trustee for its own account.

     If, at any time, the Certificate Account for any Series ceases to be an Eligible Account, the Trustee shall within 5 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is met) establish a new Certificate Account meeting the conditions specified above and the Trustee shall within 5 Business Days transfer any cash and any investments on deposit in the Certificate Account to such new Certificate Account, and from the date such new Certificate Account is established, it shall be the Certificate Account for such Series.

     (b) The Trustee shall give notice to the Depositor and the Rating Agency of the location of each Eligible Account constituting the Certificate Account and prior to any change thereof.

     Section 3.04. Liquidation of the Underlying Securities. If specified in the applicable Series Supplement, upon the occurrences of specified events, the Trustee shall direct the Market Agent to sell the Underlying Securities in compliance with the Sale Procedures and to deposit the Liquidation Proceeds therefrom into the Certificate Account pursuant to Section 3.03(a) hereof.

     Section 3.05. Investment of Funds in the Accounts. The Trustee on behalf of the Trust, may direct any depository institution maintaining the Certificate Account or the Reserve Account, if any, for the applicable Series and any other segregated Eligible Account the contents of which are held for the benefit of Certificateholders of such Series (each, an "Account") to invest the funds therein at the specific written direction of the Depositor in one or more Eligible Investments bearing interest or sold at a discount, which shall be held to maturity unless payable on demand and which funds shall not be reinvested upon the maturity or demand for payment of such Eligible Investment. If the Depositor does not provide any investment directions, funds held in any Account will be invested in the Eligible Investments specified in clause (vi) of the definition thereof. Investments of such funds shall be invested in Eligible Investments that will mature so that such funds will be available for distribution on the next Distribution Date. Except as otherwise provided in the applicable Series Supplement, any earnings with respect to such Eligible Investments shall be paid to the Certificateholders (and, if applicable, the Retained Interest holder) pro rata in proportion to their interest in the invested funds. In the event amounts on deposit in an Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand same day payment of all amounts due thereunder upon a determination by the Trustee that such Eligible Investment would not constitute an Eligible Investment in respect at funds thereafter on deposit in any Account.

     Section 3.06. Maintenance of Credit Support. (a) On the applicable Closing Date, the Trustee at the written direction of the Depositor or, if so specified in the applicable Series Supplement, the Depositor shall, to the extent specified in the applicable Series Supplement, establish and maintain, or enter into, as applicable, in the name of the Trustee, either as a part of the related Trust or outside it, for the benefit of the Certificateholders of the related Series, the Credit Support specified in the applicable Series Supplement. To the extent specified in the applicable Series Supplement, the Depositor will make or cause to be made any initial deposit to the Certificate Account or any Reserve Account for the related Series as of the Closing Date. Unless the Series Supplement for a given Series provides otherwise, if a Reserve Account exists for such Series, collections with respect to the Underlying Securities for such Series not distributed to the Certificateholders of such Series shall be deposited in the Reserve Account. The Reserve Account, if any, shall be an asset of the Depositor (and the income earned on any amounts held in the Reserve Account shall be allocable to the Depositor, who agrees to include any such income in its gross income for all federal, state and local income and franchise tax purposes) and will not be a part of or otherwise be includible in the Trust but will be held for the benefit of the Certificateholders.

     (b) Amounts on deposit in the Reserve Account and amounts available pursuant to any other Credit Support for such Series shall be applied by the Trustee to make distributions of principal of and premium (if any) and interest on the Certificates of such Series as required pursuant to Section 4.01 and the applicable Series Supplement to the extent that funds are not otherwise available for such purpose. If specified in such Series Supplement, immediately after each Distribution Date, amounts on deposit in the Reserve Account for such Series in excess of a specified amount shall be paid to the Person so specified in such Series Supplement.

     Section 3.07. Realization Upon Defaulted Underlying Securities. (a) The Trustee, on behalf of the Certificateholders, shall assert claims under each applicable Credit Support Instrument, and shall take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to any defaulted Underlying Securities, subject in all cases to the provisions of Article VII hereof.

     (b) Unless otherwise provided in the related Series Supplement, if the Trustee, as applicable, is unable to obtain full recovery in respect of a defaulted Underlying Security and any related Credit Support Instrument pursuant to Section 3.07(a), the Trustee shall follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon such defaulted Underlying Security and such Credit Support Instrument, subject in all cases to the provisions of Article VII hereof.

     (c) If the Liquidation Proceeds of a defaulted Underlying Security are less than the sum of (i) the outstanding principal balance of the defaulted Underlying Security, (ii) interest accrued but unpaid thereon at the applicable interest rate and (iii) the aggregate amount of expenses incurred by the Trustee in connection with the practices and procedures referred to in paragraph (b) of this Section 3.07 to the extent reimbursable under these Standard Terms and the related Series Supplement, the Trust for the applicable Series shall recognize a Realized Loss equal to the amount of such difference. Any such reimbursed

Realized Loss shall be allocated pursuant to Section 4.05 among the Certificateholders of such Series in the manner and priority set forth in the related Series Supplement.

     Section 3.08. Retained Interest. The Retained Interest, if any, in any Underlying Security shall initially be held by the Person so specified in the related Series Supplement as and to the extent specified therein. With respect to each Underlying Security, unless otherwise specified in the related Series Supplement, the Retained Interest shall be deducted by the Trustee from applicable collections in respect of such Underlying Security. Unless otherwise provided in the applicable Series Supplement, collections in respect of Retained Interest shall not be deposited in the Certificate Account for the applicable Series and shall not constitute a part of the Trust for such Series, but shall instead be distributed to the holder of such Retained Interest; provided, however, that the Series Supplement for any Series with respect to which there is a Retained Interest may provide that, notwithstanding the terms contained herein, commingled amounts received in respect of assets inclusive of Underlying Securities and Retained Interest may initially be deposited in a separate and discrete account established by the Trustee and such Series Supplement may provide for additional terms relating thereto. Unless otherwise provided in the applicable Series Supplement, after deduction of all applicable fees as provided for in this Trust Agreement, on each Distribution Date the Trustee shall allocate on a pari passu basis any partial recovery on an Underlying Security between (a) the Retained Interest, if any, and (b) distributions to Certificateholders of the applicable Series.

     Section 3.09. Access to Certain Documentation. The Trustee shall provide to any Federal, State or local regulatory authority that may exercise authority over any Certificateholder access to the documentation regarding the Underlying Securities required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Trustee designated by it. In addition, access to the documentation regarding the Underlying Securities related to a given Series (or Class within such Series) will be provided to any Certificateholder of such Series (or Class) upon reasonable request during normal business hours at the offices of the Trustee designated by it at the expense of the Certificateholder requesting such access.

     Section 3.10.  Reports by the Depositor.  The Depositor shall:

          (a) file with the Trustee, within 30 days after the Depositor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Depositor is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Depositor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Depositor with the conditions and covenants provided for in this Trust Agreement, as may be required by such rules and regulations, certificates or opinions of independent accountants, conforming to the requirements of
     Section 314(e) of the Trust Indenture Act;

          (c) transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Depositor pursuant to subsections (a) and (b) of this Section 3.10 as may be required by rules and regulations prescribed by the Commission; and

          (d) furnish to the Trustee, not less often than annually, a certificate from the principal executive, financial or accounting officer of the Depositor as to his or her knowledge of the Depositor's compliance with all conditions and covenants under this Trust Agreement. For purposes of this paragraph (d) such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Trust Agreement.

     Any reports, statements, documents or other information required to be furnished by the Depositor to the Trustee pursuant to these Standard Terms or any Series Supplement shall be deemed to have been delivered to the Trustee if the Trustee is in possession of such reports, statements, documents or other information at the time they are to be furnished pursuant to these Standard Terms or any Series Supplement.

     Section 3.11. Charges and Expenses. Except as otherwise provided in this Trust Agreement or the related Series Supplement, no amounts in the nature of fees or charges shall be payable by or withheld from the Trust, the Depositor or any other person. There shall be no recourse or claim against the Trust or the property of the Trust for all or any part of any fees or charges payable to any person.

                                  ARTICLE IV

               DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

     Section 4.01. Distributions. (a) On each Distribution Date for a given Series of Certificates, the Trustee shall apply Available Funds in the Certificate Account for such Series in the manner and priority set forth in the Series Supplement for such Series. In any event, however, any amounts collected during any period shall be distributed to the Certificateholders no later than the Distribution Date immediately following the receipt thereof.

     (b) All distributions on the Certificates shall be payable only from Available Funds, and no provision of this Trust Agreement shall be deemed to create any obligation on the part of the Trustee or the Depositor to make any distribution from any other source.

     Section 4.02. Distributions on Certificates. (a) Distributions on any Registered Certificate that are payable and are punctually paid or duly provided for on any Distribution Date shall be distributed to the Person in whose name such Registered Certificate (or one or more Predecessor Certificates) is registered at the close of business on the related Record Date notwithstanding the cancellation of such Registered Certificate upon any transfer or exchange subsequent to such related Record Date.

     The distribution of interest and principal on Registered Certificates shall be made:

          (i) if the Certificateholder is a Depository, to the Depository, which shall credit the relevant participant's account at such Depository in accordance with the policies and procedure of the Depository, or

          (ii) if the Certificateholder is not a Depository, at the Corporate Trust Office (except as otherwise specified pursuant to Section 5.01) or, at that option of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Certificate Register or, if provided pursuant to Section 5.01 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder. Notwithstanding the foregoing paragraph, with respect to a Certificateholder of Certificates not held in a Depository and having at least the Minimum Wire Denomination, such payment shall be made by wire transfer of immediately available funds to the account designated by such Certificateholder in a written request received by the Trustee not later than 10 days prior to such Distribution Date; provided, however, that if a wire transfer cannot be made for any reason, payment shall be made by check. The Trustee shall not be required to send federal funds wires until any corresponding payments which were not same day funds when received by it have become same day funds.

     (b) Subject to the foregoing provisions of this Section 4.02, each Certificate delivered under this Trust Agreement upon transfer of or in exchange for or in lieu of any other Certificate shall carry the rights to interest accrued and undistributed, and to accrue, that were carried by such other Certificate.

     (c) All computations of interest due with respect to any Certificate of any Series or Class within such Series shall be made as specified in the Series Supplement applicable to that particular Series or Class of Certificates.

     (d) With respect to any computations or calculations to be made under these Standard Terms, the applicable Series Supplement and the Certificates, except as otherwise provided, (i) all percentages resulting from any calculation of accrued interest will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and (ii) all currency amounts will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     (e) Unless specified otherwise in a Series Supplement, the final distribution of principal and/or premium shall be made upon presentation and surrender of such Certificates at the Corporate Trust Office.

     Section 4.03. Reports to Certificateholders. Unless otherwise specified in the applicable Series Supplement, on the next Business Day following each such Distribution Date the Trustee shall forward or cause to be forwarded to the Depositor, each Certificateholder of such Series, to each Rating Agency rating such Series and such other Persons as may be specified in such Series Supplement, a statement setting forth:

          (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the Underlying Securities and the Swap Receipt Amount, if any;

          (ii)  the Swap Distribution Amount, if any, for such date;

         (iii) the amount of the distribution on such Distribution Date to Certificateholders of each Class of such Series allocable to principal of and premium, if any, and interest on the Certificates of each such Class; and the amount of aggregate unpaid interest accrued as of such Distribution Date;

          (iv) in the case of each Class of Floating Rate Certificates of such Series, the respective Floating Pass-Through Rate applicable to each such Class on such Distribution Date, as calculated in accordance with the method specified in such Certificates and the related Series Supplement;

           (v) such other customary information as the Trustee deems necessary or desirable, (or that any such Certificateholder reasonably requests,) to enable such Certificateholders to prepare their tax returns;

          (vi) if the Series Supplement provides for Advances, the aggregate amount of Advances, if any, included in such distribution, and the aggregate amount of unreimbursed Advances, if any, at the close of business on such Distribution Date;

         (vii) the aggregate stated principal amount and, if applicable, notional amount of the Underlying Securities related to such Series, the current rating assigned by the Rating Agency thereon and the current interest rate or rates thereon at the close of business on such Distribution Date;

        (viii)  the aggregate Certificate Principal Balance (or Notional
     Amount, if applicable) of each Class of such series at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal

     Balance (or Notional Amount) due to the allocation of any Realized Losses on such Distribution Date or otherwise;

          (ix) as to any Series (or any Class within such Series) for which Credit Support has been obtained, the amount or notional amount of coverage of each element of Credit Support (and rating, if any, thereof) included therein as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (iii) and (v) above, the amounts shall be expressed as a dollar amount per minimum denomination of Certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during each such calendar year was a Certificateholder a statement containing the information set forth in subclauses (iii) and (v) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as are from time to time in effect. The Trustee shall supply to Certificateholders who so request all materials received by the Trustee from the Underlying Securities Issuer.

     Section 4.04. Advances. (a) Unless otherwise specified in the applicable Series Supplement, the Trustee shall have no obligation to make Advances (as defined below) with respect to the Underlying Securities or in favor of the Holders of any Series (or Class within such Series) of Certificates.

     (b) However, as and to the extent provided in the Series Supplement for a given Series, and subject to the terms of paragraphs (b) and (c) of this Section 4.04, on or prior to each Distribution Date, the Trustee shall advance or cause to be advanced in immediately available funds for deposit in the Certificate Account for such Series an advance (each, an "Advance") in an amount equal, unless otherwise specified in the related Series Supplement, to the aggregate of distributions of principal, premium (if any) and interest due on the Underlying Securities for such Series (or Class) during the related Collection Period, to the extent remaining unpaid at the time of such Advance. In satisfaction of its obligation to make such Advances, the Trustee shall make such Advances from its own funds. The Trustee may recover Advances from late collections received by the Trustee on the applicable Underlying Securities, proceeds from any applicable Credit Support, if any, and Liquidation Proceeds with respect to the Underlying Securities for such Series or Class, as specified in the related Series Supplement, as to which any such unreimbursed Advance was made.

     (c) Notwithstanding any provision herein to the contrary, no Advance shall be required to be made hereunder if the Trustee reasonably believes that it will be unable to recover such Advance from related late collections, Credit Support proceeds, if any, or Liquidation Proceeds with respect to the applicable Underlying Securities. It is further understood and agreed that the Trustee shall not be obligated to make any Advances in respect of reductions in the amount of collections on the Underlying Securities due to bankruptcy proceedings with respect to the Underlying Securities or the obligors thereof.

     (d) Notwithstanding any provision herein to the contrary, unless otherwise provided in the Series Supplement for a given Series, any Advances made in respect of any Underlying Securities related to such Series (or Class within such Series) that are subsequently deemed by the Trustee to be nonrecoverable from related late collections, Credit Support proceeds, if any, or Liquidation Proceeds may be reimbursed to the Trustee through the application of amounts on deposit in the Certificate Amount for such series allocable to any of such Underlying Securities prior to the distributions of interest, premium (if any) and principal with respect to the Certificates of such Series or Class.


     Section 4.05. Allocation of Realized Losses and Trust Expenses. With respect to any Series of Certificates, the manner and priority of the allocation of Realized Losses and Extraordinary Trust Expenses, if any, on any Distribution Date among the Classes, if any, of such Series shall be as set forth in the related Series Supplement.

     Section 4.06.  Compliance with Withholding Requirements. (a)
Notwithstanding any other provision of this Trust Agreement to the contrary, the Trustee shall comply with all Federal withholding requirements respecting distributions to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding.

     (b) Each Certificateholder will provide the Trustee (and, so long as the Certificates are held at a Depository in the form of Global Certificates, each Beneficial Owner of the Certificates will provide such Depository and the Trustee) with evidence that there should not be any withholding tax assessed for Federal income tax purposes in respect of distributions to such Certificateholder, such evidence to take the form of a statement, on a duly executed and up-to-date Internal Revenue Service Form W-8 (or successor form), Form W-9 (or successor Form), or Form 4224 (or successor form), as applicable, that identifies the Beneficial Owner of the Certificate; provided, however, that for so long as the Certificates are held at a Depository in the form of Global Certificates, the Certificateholder shall have no obligation to provide the Trustee with any such evidence except to the extent it has received such evidence from Beneficial Owners of the Certificates. The Trustee shall not be required to accept any such Internal Revenue Service forms if it believes that they are not accurate (but the Trustee shall not be required to make any independent investigation to determine their accuracy).

     (c) If any tax or other governmental charge shall become payable by or on behalf of the Trustee, including any tax or governmental charge required to be withheld from any payment by the Trustee under the provisions of any applicable law or regulation with respect to any Underlying Securities or the Certificates, such tax or governmental charge shall be payable by the Certificateholder and may be withheld by the Trustee. The consent of Certificateholder shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount distributions or Advances thereof to any Certificateholder pursuant to Federal withholding requirements, the Trustee shall indicate in the statement required pursuant to Section 4.03 the amount so withheld.

     (d) The Depositor and the Trustee shall have the right to refuse the surrender, registration of transfer or exchange of any Certificate with respect to which such tax or other governmental charge shall be payable until such payment shall have been made by the Certificateholder.

                                   Article V

                               The Certificates

     Section 5.01. The Certificates. (a) The Certificates of any Series (or Class within such Series) shall be issued in fully registered form as Registered Certificates and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Series Supplement.

     The Certificates may be issued in one or more Series, each of which series may, subject to the provisions of the Code and the intended status of each Series Trust to constitute a fixed investment trust for federal income tax purposes, be issued in one or more Classes, with such further particular designation added or incorporated in such title for the Certificates of any particular Series or Class within such Series as the Depositor may determine. Each Certificate shall bear upon its face the designation so selected for the Series and Class to which it belongs. All Certificates of the same Series and Class shall be identical in all respects except for the denominations thereof. All Certificates of all Classes within any one Series at any time Outstanding shall be identical except for differences among the Certificates of the different Classes within such Series specified in the applicable Series Supplement. Except as otherwise provided in a Series Supplement, all Certificates of a particular Series (and all Classes within such Series) issued under this Trust Agreement shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Trust Agreement.

     (b) Each Series (and all Classes within such Series) of Certificates shall be created by a Series Supplement authorized by the Depositor and establishing the terms and provisions of such Series. The several Series may, subject to the provisions of the Code and the intended status of each Series Trust to constitute a fixed investment trust for federal income tax purposes, differ as between Series and any given Class may vary as between the other Classes within any given Series.

     Section 5.02. Execution, Authentication and Delivery. (a) Unless otherwise set forth in the Series Supplement, the Certificates shall be executed by the Trustee on behalf of the Trust by manual or facsimile signature of a Responsible Officer. Certificates bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Trustee shall be binding, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

     (b) Each Certificate shall be dated as of the later of the date specified in the related Series Supplement and the date of its authentication.

     (c) No Certificate appertaining thereto shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in one of the forms provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Trust Agreement.

     Section 5.03. Temporary Certificates. Pending the preparation of Definitive Certificates of any Series (or Class within each such Series), the Depositor may execute, and upon receipt of a Depositor Order, the Trustee shall authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as may be authorized by such Depositor Order. Any such temporary Certificate may be in global form, representing all or a portion of the Outstanding Certificates of such Series or Class. Every such temporary Certificate shall be executed by the Depositor and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Certificate or Definitive Certificates in lieu of which is issued.

     If temporary Certificates of any Series (or Class within such Series) are issued, the Depositor will cause Definitive Certificates of such Series or Class to be prepared without unreasonable delay. After the preparation of Definitive Certificates of such Series or Class, the temporary Certificates of such Series or Class shall be exchangeable for Definitive Certificates of such Series or Class upon surrender of the temporary Certificates of such Series or Class at the office of the Trustee in a Place of Distribution for such Series or Class, without charge to the Holder, except as provided in Section 5.04 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Certificates of any Series or Class within such Series, the Depositor shall execute and the Trustees shall authenticate and deliver in exchange therefore Definitive Certificates with a like Certificate Principal Balance or Notional Amount, as applicable, of the same Series (or Class within such Series) of authorized denominations and of like tenor. Until so exchanged, temporary Certificates of any Series (or Class within such Series) shall in all respects be entitled to the same benefits under this Trust Agreement as Definitive Certificates of such Series or Class, except as otherwise specified in the applicable Series Supplement with respect to the payment of interest on Global Securities in temporary form.

     Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Definitive Certificates represented thereby pursuant to this Section 5.03 or Section 5.04, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate Certificate Principal Balance or Notional Amount, as applicable, evidenced thereby, whereupon the aggregate Certificate Principal Balance or Notional Amount, as applicable, of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

     Section 5.04. Registration; Registration of Transfer and Exchange. (a) The Trustee shall cause to be kept a register for each Series of Registered Certificates (the registers maintained in such office and in any other office or agency of the Trustee in a Place of Distribution being herein sometimes collectively referred to as the "Certificate Register") in which a transfer agent and registrar (which may be the Trustee) (the "Certificate Registrar") shall provide for the registration of Registered Certificates and the registration of transfers and exchanges of Registered Certificates. The Trustee is hereby initially appointed Certificate Registrar for the purpose of registering Registered Certificates and transfers and exchanges of Registered Certificates as herein provided; provided, however, that the Trustee may appoint one or more co-Certificate Registrars. Upon any resignation of any Certificate Registrar, the Depositor shall promptly appoint a successor or, in the absence of such appointment, assume the duties of Certificate Registrar.

     If a Person other than the Trustee is appointed by the Depositor as Certificate Registrar, the Depositor will give the Trustee prompt written notice of the appointment of a Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an officer thereof as to the names and addresses of the Holders of the Registered Certificates and the principal amounts and numbers of such Registered Certificates.

     (b) Only upon surrender for registration of transfer any Registered Certificate of any Series (or Class within such Series) at the office or agency of the Trustee, if the requirements of Section 8-401(1) of the Uniform Commercial Code are met to the Depositor's satisfaction, the Trustee on behalf of the Trust (or the Depositor if specified in the Series Supplement) shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates of any authorized denominations, of a like Series, Class and aggregate Certificate Principal Balance or Notional Amount, as applicable.

     (c) Notwithstanding any other provisions of this Section, unless and until it is exchanged in whole or in part for the individual Certificates represented thereby, a Global Security representing all or a portion of the Certificates of a Series (or Class within such Series) may not be transferred except as a whole by the Depository for such Series or Class to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such Series or Class or a nominee of such successor Depository.

     (d) At the option of the Holder, Registered Certificates of any Series (or Class within such Series) (other than a Global Security, except as set forth below) may be exchanged for other Registered Certificates of the same Series or Class of any authorized denomination or denominations of like tenor and aggregate Certificate Principal Balance or Notional Amount, as applicable, upon surrender of the Registered Certificates to be exchanged at the office or agency of the Trustee maintained for such purpose.

     (e) If at the time the Depository for the Certificates of a Series (or Class within such Series) notifies the Depositor that it is unwilling or unable to continue as Depository for the Certificates of such Series or Class or if at any time the Depository for the Certificates of such Series or Class shall no longer be eligible under Section 5.08(b), the Depositor shall appoint a successor Depository with respect to the Certificates of such Series or Class. If a successor Depository for the Certificates of such Series or Class is not appointed by the Depositor within 90 days after the Depositor receives such notice or becomes aware of such ineligibility, the Depositor's election pursuant to Section 5.01 shall no longer be effective with respect to the Certificates of such Series or Class and the Depositor will execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, will authenticate and deliver individual Certificates of such Series or Class in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

     (f) The Depositor may at any time and in its sole discretion determine that individual Certificates of any Series (or Class within such Series) issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Trustee on behalf of the Trust (or the Depositor if specified in the Series Supplement) shall execute, and the Trustee, upon receipt of a Depositor Order for the authentication and delivery of individual Certificates of such Series or Class, shall authenticate and deliver, individual Certificates of such Series or Class in an aggregate Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the Global Security or Securities representing Certificates of such Series or Class in exchange for such Global Security or Securities.

     (g) If specified by the Depositor pursuant to Section 5.01 with respect to a Series (or Class within such Series) of Certificates, the Depository for such Series may surrender a Global Security for such Series or Class in exchange in whole or in part for individual Certificates of such Series or Class on such terms as are acceptable to the Depositor and such Depository. Thereupon, the Trustee on behalf of the Trust (or the Depositor if specified in the Series Supplement) shall execute, and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depository a new individual Certificate or Certificates of the same Series or Class, of any authorized denomination as requested by such Person in an aggregate Certificate Principal Balance or Notional

     Amount, as applicable, equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depository a new Global Security in a denomination equal to the difference, if any, between the aggregate Certificate Principal Balance or Notional Amount, as applicable, of the surrendered Global Security and the aggregate Certificate Principal Balance or Notional Amount, as applicable, of individual Certificates delivered to Holders thereof.

     In any exchange provided for in any of the preceding three paragraphs, the Trustee on behalf of the Trust (or the Depositor if specified in the Series Supplement) shall execute, and the Trustee, upon receipt of a Depositor Order, will authenticate and deliver individual Certificates in registered form in authorized denominations.

     Upon the exchange of a Global Security for individual Certificates, such Global Security shall be cancelled by the Trustee. Individual Registered Certificates issued in exchange for a Global Security pursuant to this Section
5.04 shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its Participants, any indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Certificates to the Person in whose names such Registered Certificates are so registered.

     (h) All Certificates issued upon any registration of transfer or exchange of Certificates shall constitute complete and indefeasible evidence of ownership in the Trust related to such Certificates and be entitled to the same benefits under this Trust Agreement as the Certificates surrendered upon such registration of transfer or exchange.

     (i) Every Registered Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Depositor, the Trustee or the Certificate Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor, the Trustee or the Certificate Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing, with such signature guaranteed by a brokerage firm or financial institution that is a member of a Securities Approved Medallion Program such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange Inc. Medallion Signature Program (MSP).

     (j) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 5.03 not involving any transfer.

     Section 5.05. Mutilated, Destroyed, Lost and Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee at its Corporate Trust Office or such other locations as specified by the Trustee or (ii) the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Depositor and the Trustee such security or indemnity as they may require to hold each of them and any Paying Agent harmless, and neither the Depositor nor the Trustee receives notice that such Certificate has been acquired by a bona fide purchaser, then the Trustee on behalf of the Trust (or the Depositor if specified in the Series Supplement) shall execute and the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Series or Class of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, so that neither gain nor loss in interest shall result from such exchange or substitution.

     Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Certificate of any Series or Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust related to such Series, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Trust Agreement equally and proportionately with any and all other Certificates of that Series or Class duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates or Coupons.

     Section 5.06. Persons Deemed Owners. (a) The Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Registered Certificate is registered as the owner of such Registered Certificate for the purpose of receiving distributions of principal of (and premium, if any) and (subject to Section 4.02) interest, if any, on such Registered Certificate and for all other purposes whatsoever, whether or not such Registered Certificate be overdue, and neither the Depositor or the Trustee, nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary.

     (b) None of the Depositor, the Trustee or any of their agents will have any responsibility or liability for any aspect of the records relating to or distributions made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Section 5.07.  Cancellation.  Unless otherwise specified pursuant to
Section 5.01 for Certificates of any Series, all Certificates surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Trust Agreement.

     Section 5.08.  Global Securities.  (a) If the Series Supplement pursuant to
Section 5.01 provides that a Series (or Class within such Series) of Certificates shall be represented by one or more Global Securities that (i) shall represent an aggregate initial Certificate Principal Balance or Notional Amount, as applicable, equal to the aggregate initial Certificate Principal Balance or Notional Amount, as applicable, of the Certificates of such Series or Class to be represented by such one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instruction and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for the individual Certificates represented hereby, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository."

     No Holder of a Certificate of such Series or Class will receive a Definitive Certificate representing such Holder's interest in such Certificate or Certificates, except as provided in Section 5.10. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Holders of such Series or Class pursuant to Section 5.10:

          (i) the provisions of this Section 5.09 shall be in full force and effect;

          (ii) the Certificate Registrar and the Trustee shall be entitled to deal with the Depository for all purposes of this Trust Agreement (including the distribution of principal of, and premium, if any, and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Certificates of such Series or Class, and shall have no obligation to the Beneficial Owners of such Series or Class;

          (iii) to the extent that the provisions of this Section 5.08 conflict with any other provisions of this Trust Agreement, the provisions of this
     Section 5.08 shall control;

          (iv) the rights of Beneficial Owners of such Series or Class shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Beneficial Owners and the Depository or its Participants; and

          (v) whenever this Trust Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates of such Series or Class evidencing a specified percentage of the aggregate Voting Rights of such Series or Class, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners of such Series or Class or Participants in such Depository's system owning or representing, respectively, such required percentage of the beneficial interest in the Certificates of such Series or Class and has delivered such instructions to the Trustee.

     (b) Each Depository designated pursuant to Section 5.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

     Section 5.09. Notices to Depository. Whenever a notice or other communication to the Holders of a Series or Class within such Series represented by one or more Global Securities is required under this Trust Agreement, unless and until Definitive Certificates for such Series or Class shall have been issued to such Beneficial Owners pursuant to Section 5.10, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Certificates of such Series to the Depository, and shall have no obligation to the Beneficial Owners.

     Section 5.10. Definitive Certificates. If in respect of a Series (or Class within such Series) represented by one or more Global Securities (i) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Certificates of such Series or Class and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system of such Series or Class through the Depository or (iii) Beneficial Owners representing beneficial interests aggregating at least a majority (or such other Required Percentage-- Definitive Certificates that may be specified in a Series Supplement) of the Voting Rights of the Certificates of such Series or Class advise the Depository in writing that the continuation of a book-entry system for such Series or Class through the Depository is no longer in the best interests of the Certificates Owners of such Series or Class, then the Depository shall notify all Beneficial Owners or Participants in the Depository's system with respect to such Series or Class and the Trustee of the occurrence of any such event and of the availability of Definitive Certificates for such Series or Class to Beneficial Owners of such Series or Class requesting the same.

     Upon surrender to the Trustee of the Global Securities of such Series or Class by the Depository, accompanied by registration instructions, the Depositor shall execute and the Trustee shall authenticate the Definitive Certificates of such Series or Class in accordance with the instructions of the Depository. None of the Depositor, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of a Series or Class, the Trustee shall recognize the holders of the Definitive Certificates of such Series or Class as Holders.

     Section 5.11. Conditions of Authentication and Delivery of New Series. Certificates of a new Series may be issued at any time and from time to time after the execution and delivery of these Standard Terms and the related Series Supplement. The Trustee on behalf of the Trust (or the Depositor if specified in the Series Supplement) shall execute and deliver

Certificates of such Series to the Trustee and the Trustee shall authenticate and deliver such Certificates upon a Depositor Order and upon delivery by the Depositor to the Trustee of the following:

          (1) The delivery of the Underlying Securities in accordance with
     Section 2.01(b);

          (2) An Officer's Certificate of the Depositor, dated as of the Closing Date, to the effect that all of the requirements of this Section 5.11 have been satisfied, and that the Depositor is not in breach of this Trust Agreement and that the issuance of the Certificates will not result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Depositor's certificate of incorporation or bylaws, or any indenture, mortgage, deed of transfer or other agreement or instrument to which the Depositor is a party or by which it or its property is bound or any order of any court or administrative agency entered in any Proceeding to which the Depositor is a party or by which it or its property may be bound or to which it or its property may be subject;

          (3) A Series Supplement consistent with the applicable provisions of these Standard Terms;

          (4) If applicable, a fully executed copy of the Swap Agreement, together with all documents and opinions required to be delivered to the Trust upon execution thereof pursuant to the terms thereof; and

          (5) Written instructions by the Depositor to the Trustee directing the Trustee to enter into and perform any obligations under the Swap Agreement, if applicable, and/or the Market Agent Agreement, if applicable.

     If all the Certificates of a Series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section
5.11 must be delivered only once, prior to the authentication and delivery of the first Certificate of such Series; provided, however, that any subsequent Depositor Order to the Trustee to authenticate Certificate of such Series upon original issuance shall constitute a representation and warranty by the Depositor that, as of the date of such request, the statements made in this
Section 5.11 shall be true and correct as if made on such date.

     Section 5.12. Appointment of Paying Agent. The Trustee may appoint one or more paying agents (each, a "Paying Agent") with respect to the Certificates of any Series. Any such Paying Agent shall be authorized to make distributions to Certificateholders of such Series from the Certificate Account for such Series pursuant to the provisions of the applicable Series Supplement and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from such Certificate Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Trustee and acceptable to the Depositor. Any Paying Agent shall be permitted to resign as Paying Agent upon 30 days' notice to the Trustee. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor or additional Paying Agent. The Trustee shall cause each successor to act as Paying Agent to execute and deliver to Trustee an instrument in which such successor or additional Paying Agent shall agree with the Trustee that it will hold all sums, if any, held by it for distribution to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders and will agree to such other matters as are required by Section 317(b) of the Trust Indenture Act. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 7.06 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything contained herein to the contrary, the appointment of a Paying Agent pursuant to this Section 5.12 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement other than with respect to funds paid to such Paying Agent.

     Section 5.13. Authenticating Agent. (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") with respect to the Certificates of any Series which shall be authorized to act on behalf of the Trustee in authenticating such Certificates in connection with the issuance, delivery and registration of transfer or exchange of such Certificates. Whenever reference is made in this Trust Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Depositor. Notwithstanding anything contained herein to the contrary, the appointment of an Authenticating Agent pursuant to this Section
5.13 shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement.

     (b) Any institution succeeding to the corporate agency business of any Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any power or any further act on the part of the Trustee or such Authenticating Agent. An Authenticating Agent may at any time resign by giving notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Depositor, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Depositor. The Trustee agrees to pay to each

Authenticating Agent from time to time reasonable compensation for its services under this Section. The provisions of Section 7.01, 7.03 and 7.04 shall be applicable to any Authenticating Agent.

     (c) Pursuant to an appointment made under this Section, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Standard Terms and the related Series Supplement.

     Dated:                            ________________________________________


                                       ________________________________________
                                       as Authenticating Agent for the Trustee,


                                       By______________________________________

     Section 5.14. Voting Rights with Respect to Underlying Securities. (a) Within five Business Days after receipt of notice of any meeting of, or other occasion for the exercise of voting rights or the giving of consents ("voting rights") by, owners of any of the Underlying Securities, the Trustee shall give notice to the Certificateholders, setting forth (i) such information as is contained in such notice to owners of Underlying Securities, (ii) a statement that the Certificateholders will be entitled, subject to any applicable provision of law and any applicable provisions of such Underlying Securities (and to the extent of the voting rights allocated to the Certificateholders pursuant to subsection 5.14(b)), to instruct the Trustee as to the exercise of voting rights, if any, pertaining to such Underlying Securities and (iii) a statement as to the manner in which instructions may be given to the Trustee to give a discretionary proxy to a person designated in the notice received by the Trustee. Such notice shall be given by the Trustee to the Certificateholders of record on such Record Date. Notwithstanding the foregoing, the Certificateholders shall not exercise any such voting rights unless the Trustee receives a written opinion, satisfactory in all respects to the Trustee, that the exercise of such voting rights will not alter the status of the Trust as a grantor trust for federal income tax purposes.

     Upon the written request of the applicable Certificateholder, received on or before the date established by the Trustee for such purpose, the Trustee shall endeavor, insofar as practicable and permitted under any applicable provision of law and any applicable provision of or governing the Underlying Securities, to vote in accordance with any nondiscretionary instruction set forth in such written request (in each case to the extent of the voting rights allocated pursuant to subsection 5.14(b) to such Certificateholder). The Trustee shall not vote except as specifically authorized and directed in written instructions from the applicable Certificateholder entitled to give such instructions.

     (b) Unless otherwise specified in the applicable Series Supplement, the voting rights allocable to the owners of the Underlying Securities pursuant to the terms thereof shall be allocated among the Certificateholders pro rata, in the proportion that the denomination of each Certificate bears to the aggregate denomination of all Certificates.

     (c) By accepting delivery of a Certificate, whether upon original issuance or subsequent transfer, exchange or replacement thereof, and without regard to whether ownership is beneficial or otherwise, the Certificateholder agrees so long as it is an owner of such Certificate that it shall not grant any consent
(i) to any amendment, modification or other change to the Underlying Securities underlying the Certificates held by such Certificateholder, unless the Trustee receives a written opinion, satisfactory in all respects to the Trustee, that such amendment, modification or change will not result as an exchange of the original Underlying Security for a modified Underlying Security, all within the meaning of Section 1001 of the Internal Revenue Code of 1986, as amended or (ii) to any redemption or prepayment of the Underlying Securities underlying the Certificates held by such Certificateholder. The Trustee shall not grant any consent solicited from the owners of the Underlying Securities underlying the Certificates with respect to the matters set forth in this Section nor shall it accept or take any action in respect of any consent, proxy or instructions received from any Certificateholder in contravention of the provisions of this Section.

     Section 5.15. Actions by Certificateholders. (a) Wherever in this Trust Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Certificateholders or Beneficial Owners, such action, notice or instruction may be taken or given by any Certificateholder or Beneficial Owner.

     (b) Each Certificateholder or Beneficial Owner shall have the right to assert any rights and privileges of a Certificateholder or Beneficial Owner, and shall have the right to proceed directly and individually against any Person to enforce any remedies hereunder and shall not be required to act in concert with any other Certificateholder or Beneficial Owner or any other Person.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder or Beneficial Owner of a Certificate shall bind such Certificateholder or Beneficial Owner and every subsequent Certificateholder or Beneficial Owner of such Certificate or any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Certificateholder or Beneficial Owner or the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) Certificateholders of Certificates are beneficial owners of the right to receive principal payments and interest payments to which such Certificates relate and, as such, will have the right following an event of default with respect to any Underlying Security to proceed directly against the Underlying Securities Issuer(s). Such Certificateholders are not required to join other Certificateholders of Certificates, the Depositor or the Trustee in order to proceed against the Underlying Securities Issuer(s).

     Section 5.16. Events of Default. If any Event of Default shall occur and be continuing with respect to any class of Certificates, then, and in each and every case, the Trustee shall exercise any rights in respect of the related Underlying Securities as provided in the applicable Series Supplement.

     Section 5.17. Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit. If there shall be a failure to make payment of the principal of or premium, if any, or interest on any Underlying Security, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Underlying Security, shall be, to the extent permitted by and in accordance with the terms of the Underlying Security, subject to the limitations on acceleration and the exercise of remedies set forth therein, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, including the power to make a demand on the trustee in respect of such Underlying Security, if provided for, to take action to enforce the Underlying Security for the collection of the sums so due and unpaid on such Underlying Security and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

     Section 5.18. Control by Certificateholders. The Holders of Certificates of any Class holding Certificates representing not less than the Required Percentage--Direction of Trustee of the aggregate Voting Rights of the Outstanding Certificates of such Class shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee under this Trust Agreement, including any right of the Trustee as holder of the Underlying Securities; provided, however, that:

          (1) such direction shall not be in conflict with any rule of law or with this Trust Agreement and would not involve the Trustee in personal liability or expense;

          (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of Certificates of such Class not taking part in such direction; and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.19. Waiver of Past Defaults. The Holders of the Required Percentage--Waiver of Certificates of any Series may direct the Trustee to vote such percentage of the Underlying Securities held by the Trustee as corresponds to the percentage of the aggregate Principal Amount of the Certificates of such Series held by such Holders to waive any past Event of Default thereunder with respect to such Series of Certificates and its consequences or may instruct the Trustee to waive any past default under this Trust Agreement and its consequences, except a default:

          (1) in the payment of the principal of or premium, if any, or interest on the Underlying Securities;

          (2) in respect of a covenant or provision hereof which under Article VIII hereof cannot be modified or amended without the consent of the Holder of each Outstanding Certificate affected; or

          (3) specified in the applicable Series Supplement, if any, unless the applicable Series Supplement provides otherwise.

     Upon any such direction, the Trustee shall vote such percentage of the Underlying Securities of the corresponding Series held by the Trustee as corresponds to the percentage of the aggregate Principal Amount of the Outstanding Certificates of such Series held by Holders who directed the Trustee to waive such default or Event of Default thereunder. Upon any waiver that is effective under the terms of such Class of Underlying Securities to waive such default or Event of Default, such default or Event of Default shall cease to exist with respect to this Trust Agreement, and, in the case of a default, any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement and any direction given by the Trustee on behalf of such Certificateholders or in respect of any Underlying Securities shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 5.20. Right of Certificateholders to Receive Payments Not to Be Impaired. Anything in this Trust Agreement to the contrary notwithstanding, the right of any Certificateholder to receive distributions of payments required pursuant to Section 4.01 hereof on the Certificates when due, or to institute suit for enforcement of any such payment on or after the applicable Distribution Date or other date specified herein for the making of such payment, shall not be impaired or affected without the consent of such Certificateholder.

     Section 5.21. Remedies Cumulative. Every remedy given hereunder to the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.

                                  Article VI

                                 The Depositor

     Section 6.01. Liability of the Depositor. (a) The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed by these Standard Terms and the related Series Supplement.

     Section 6.02. Limitation on Liability of the Depositor. (a) The Depositor shall not be under any obligation to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder or under a Series Supplement or in the exercise of any of its rights or power if reasonable grounds exist for believing that the repayment or such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (b) Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to any Trust or the Certificateholders of any Series for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor against any breach of representations, warranties or covenants made herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

     (c) The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Trust Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Trust Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. The Depositor shall be under no obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of any Underlying Securities.

     (d) The Depositor shall not be liable to any Certificateholder for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any Certificateholder of a Certificate or any other person believed by it in good faith to be competent to give such advice or information. The Depositor may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (e) The Depositor shall not incur any liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, or any governmental authority, or by any reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositor shall be prevented or forbidden from doing or performing any act or thing which the terms of this Trust Agreement provide shall be done or performed; and the Depositor shall not incur any liability to any Certificateholder by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement.

     Section 6.03. Depositor May Purchase Certificates. The Depositor may at any time purchase Certificates in the open market or otherwise. Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold. Certificates beneficially owned by the Depositor will be disregarded for purposes of determining whether the required percentage of the aggregate Voting Rights has given any request, demand, authorization, direction, notice, consent or waiver hereunder.

     Section 6.04. Merger or Consolidation of the Depositor. Nothing in this Trust Agreement shall prevent any consolidation or merger of the Depositor with or into any other corporation, or any consolidation or merger of any other corporation with or into the

Depositor or any sale or transfer of all or substantially all of the property and assets of the Depositor to any other Person lawfully entitled to acquire the same; provided, however, that, so long as Certificates are outstanding hereunder, the Depositor covenants and agrees that any such consolidation, merger, sale or transfers shall be upon the condition that the due and punctual performance and observance of all the terms, covenants and conditions of this Trust Agreement to be kept or performed by the Depositor shall be assumed by the Person (if other than the Depositor) formed by or resulting from any such consolidation or merger, or which shall have received the transfer of all or substantially all of the property and assets of the Depositor, just as fully and effectually as if successor Person had been the original party of the first part hereto; and in the event of any such sale or transfer the predecessor Depositor may be dissolved, wound up and liquidated at any time thereafter.

     Section 6.05. No Liability of the Depositor with Respect to the Underlying Securities; Certificateholders to Proceed Directly Against the Underlying Securities Issuer(s). (a) The sole obligor with respect to any Underlying Security is the Underlying Securities Issuer thereof. The Depositor shall not have any obligation on or with respect to the Underlying Securities; and its obligations with respect to Certificates shall be solely as set forth in this Trust Agreement.

     (b) The Depositor is not authorized to proceed against the Underlying Securities Issuer of any Underlying Security in the event of a default or to assert the rights and privileges of Certificateholders of Certificates and has no duty in respect thereof.

                                  Article VII

                           Concerning the Trustee

     Section 7.01. Duties of Trustee. (a) Prior to the occurrence of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in these Standard Terms and the related Series Supplement. During an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of such person's own affairs. The Trustee shall exercise those rights in a manner consistent with the status of any Trust created hereunder as a fixed investment trust for federal income tax purposes. The Trustee shall not have any power to vary the investment of any Certificateholders of any Series or to accept any assets (other than proceeds of the Underlying Securities) other than the Underlying Securities transferred to it on the Closing Date of any Series. Any permissive right of the Trustee enumerated in this Trust Agreement shall not be construed as a duty and shall be interpreted consistently with the status of the Trust as a fixed investment trust.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Trust Agreement, shall examine them to determine whether they conform to the requirements of this Trust

Agreement. If any such instrument is found not to conform to the requirements of this Trust Agreement, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Depositor and Certificateholders.

     (c) No provision of this Trust Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Trust Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, no implied covenants or obligations shall be read into this Trust Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Trust Agreement;

          (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of the Required Percentage-- Direction of Trustee of the aggregate Voting Rights of a given Series (or Class or group of Classes within such Series), as specified in the applicable Series Supplement relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Trust Agreement;

          (iv) the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

          (v) except for actions expressly authorized by this Trust Agreement, the Trustee shall take no actions reasonably likely to impair the interests of the Trust in any Underlying Security now existing or hereafter acquired or to impair the value of any Underlying Security now existing or hereafter acquired;

          (vi) except as expressly provided in this Trust Agreement, the Trustee shall have no power to vary the corpus of the Trust including by
     (A) accepting any substitute obligation or asset for a Underlying Security initially assigned to the Trustee under Section 2.01, (B) adding any other investment, obligation or security to the Trust or (C) withdrawing from the Trust any Underlying Securities;

          (vii) in the event that the Paying Agent or the Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or Registrar, as the case may be, under this Trust Agreement, the Trustee shall be obligated promptly upon its knowledge thereof to perform such obligation, duty or agreement in the manner so required;

          (viii) the Trustee shall not be liable to any Certificateholder for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any Certificateholder of a Certificate or any other person believed by it in good faith to be competent to give such advice or information. The Trustee may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ix) the Trustee shall not incur any liability to any Certificateholder if, by reason of any provision of any present or future law, or regulation thereunder, or any governmental authority, or by any reason of any act of God or war or other circumstance beyond the control of the relevant party, the Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Trust Agreement provide shall be done or performed; and the Trustee shall not incur any liability to any Certificateholder by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Trust Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Trust Agreement;

          (x) the Trustee shall be under no obligation whatsoever to appear in, prosecute or defend any action, suit or other proceeding in respect of any Underlying Securities;

          (xi) whenever in the administration of this Trust Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

          (xii) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in reliance thereon, unless the Trustee's taking, suffering or omitting such action shall have been willful misconduct, in bad faith or negligent.

     (d) As promptly as practicable after, and in any event within 10 days after, the occurrence of any default (as such term is defined below) hereunder with respect to any Class of Certificates, the Trustee shall transmit by mail to the Depositor and the Holders of Certificates of such Class in accordance with
Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Underlying Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Certificates of such Class. For the purpose of this Section, the term "default" means, with respect to any Class of Certificates, any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to such Class of Certificates.

     (e) Within five (5) Business Days after the receipt by the Trustee of a written application by any three or more Certificateholders stating that the applicants desire to communicate with other Certificateholders with respect to their rights under this Trust Agreement or under the Certificates, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned its Certificates for a period of at least six (6) months preceding the date of such application, the Trustee shall, at its election, either:

          (i) afford to such applicants access to all information so furnished to or received by the Trustee; or

          (ii) inform such applicants as to the approximate number of Certificateholders according to the most recent information so furnished to or received by the Trustee, and as to the approximate cost of mailing to such Certificateholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all such Certificateholders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

     Section 7.02. Between Trustee and Sub-Administrative Agents. (a) Unless otherwise provided in a Series Supplement, the Trustee may enter into Sub-Administration Agreements with one or more Sub-Administrative Agents in order to delegate certain of its administrative obligations with respect to a related Series under this Trust Agreement to such Sub-Administrative Agents; provided, however, that (i) such delegation shall not release the Trustee from the duties, obligations, responsibilities or liabilities arising under this Trust Agreement;
(ii) the Rating Agency Condition shall have been satisfied with respect to the entering into of any such agreement and (iii) such agreements are consistent with the terms of these Standard Terms and, with respect to Certificates of any Series, the related Series Supplement. With respect to any Series (or Class within such Series) of Certificates, each Sub-Administration Agreement shall impose on the Sub-Administrative Agent requirements conforming to the provisions set forth in Section 3.01 and provide for administration of the related Trust and all or certain specified Underlying Securities for such Series consistent with the terms of this Trust Agreement. Additional requirements relating to the scope and contents of any Sub-Administration Agreement may be provided in the applicable Series Supplement. The Trustee shall deliver to the Depositor copies of all Sub-Administration Agreements which it enters into, and any amendments or modifications thereof, promptly upon the Trustee's execution and delivery of any such instruments.

     (b) The Trustee shall be entitled to terminate any Sub-Administration Agreement which it enters into and the rights and obligations of any Sub-Administrative Agent under any Sub- Administration Agreement in accordance with the terms and conditions of any such Sub-Administration Agreement. In the event of a termination of any Sub-Administration Agreement, the Trustee shall simultaneously reassume direct responsibility for all obligations delegated in such Sub-Administration Agreement without any act or deed on the part of the applicable Sub-Administrative Agent, the Trustee shall administer directly the related Underlying Securities or shall enter into a Sub-Administration Agreement with a successor Sub-Administrative Agent which so qualifies under Section 7.02.

     (c) Unless otherwise provided in the applicable Series Supplements, in the event a Sub-Administrative Agent is administering one or more Underlying Securities pursuant to a Sub-Administration Agreement, the Sub-Administrative Agent shall be required immediately to direct the Trustee to deposit into an Eligible Account established by such Sub-Administrative Agent (a "Sub-Administration Account") any amounts collected with respect thereto, and all such amounts shall be deposited into the related Certificate Account not later than the Business Day after receipt thereof.

     Section 7.03. Certain Matters Affecting the Trustee. (a) Except as otherwise provided in this Article VII:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Trust Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

          (v) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document believed by it to be genuine, unless requested in writing to do so by Holders of the Required Percentage--Direction of Trustee of the aggregate Voting Rights of the affected Series (or Class or Classes within any such Series), as specified by the applicable Series Supplement; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Trust Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

          (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

          (vii) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Certificate Account or Reserve Account at the direction of the Depositor pursuant to Section 3.05.

     (b) All rights of action under this Trust Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates of any Series (or Class within such Series), or the production thereof at the trial or other Proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Trust Agreement.

     Section 7.04. Trustee Not Liable for Recitals in Certificates or Underlying Securities. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates or in any document issued in connection with the sale of the Certificates (other than the signature and authentication on the Certificates). Except as set forth in Section 7.10, the Trustee makes no representations or warranties as to the validity or sufficiency of this Trust Agreement or of the Certificates of any Series (other than the signature and authentication on the Certificates) or of any Underlying Security or related document. The Trustee shall not be accountable for the use or application by the Depositor, of any of the Certificates or of the proceeds of such Certificates.

     Section 7.05. Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee; provided, however, that in determining whether the required percentage of aggregate Voting Rights shall have consented to any action hereunder requiring the consent of the Certificateholders, the Trustee's interest shall be excluded.

     Section 7.06. Trustees Fees and Expenses. (a) The applicable Series Supplement shall specify the amount and circumstances of the Trustee's compensation and the source thereof.

     (b) If the Prepaid Ordinary Expenses set forth in the Series Supplement is greater than zero, the Trustee acknowledges that the Depositor has paid to the Trustee an amount equal to the Prepaid Ordinary Expenses, and the Trustee agrees that the payment of such amount shall constitute full and final satisfaction of and payment for all Ordinary Expenses.

     (c) If the Prepaid Ordinary Expenses set forth in the Series Supplement is zero, the Series Supplement may indicate that Ordinary Expenses will be paid for by the Trust, in which case the Trustee shall be paid on a periodic basis by the Trust or the Retained Interest at the rate or amount and on the terms provided for in the Series Supplement. The Trustee agrees that its right to receive such payments from the Trust shall constitute full and final satisfaction of and payment for all Ordinary Expenses and that the Trustee shall have no claim on payment of Ordinary Expenses from any other source, including the Depositor.

     (d) If the Prepaid Ordinary Expenses set forth in the Series Supplement is zero, the Series Supplement may provide that the Depositor shall pay to the Trustee from time to time a fee for its services and expenses as Trustee as set forth in the Series Supplement payable at the times set forth therein. The Trustee agrees that its right to receive such payments from the Depositor shall constitute full and final satisfaction of and payment for all Ordinary Expenses and that the Trustee shall have no claim for payment of Ordinary Expenses from the Trust. The Trustee further agrees that, notwithstanding any failure by the Depositor to make such periodic payments of the Ordinary Expenses, the Trustee shall continue to perform its obligations under this Trust Agreement. The Depositor's obligations to pay Ordinary Expenses under this Trust Agreement shall be extinguished and of no further effect upon the payment of Ordinary Expenses due and owing on the termination of the Trust pursuant to Section 9.01 hereof.

     (e) Subject to subsection 7.06(f), all Extraordinary Expenses, to the extent not paid by a third party are, and shall be, obligations of the Trust and when due and payable shall be satisfied solely by the Trust.

     (f) The Trustee shall not take any action, including appearing in, instituting or conducting any action or suit hereunder or in relation hereto and is not indemnifiable under Section 7.11 hereof which, in the Trustee's opinion, would or might cause it to incur costs, expenses or liabilities that are Extraordinary Expenses unless (i) the Trustee is satisfied that it will have adequate security or indemnity in respect of such costs, expenses and liabilities, (ii) the Trustee has been instructed to do so by Certificateholders representing not less than the Required Percentage--Remedies of the aggregate principal amount of Certificates then outstanding, and (iii) the Certificateholders, pursuant to the instructions given under clause (ii) above, have agreed that such costs, expenses or liabilities shall either be (x) paid by the

Trustee from the Trust, in the case of a vote of 100% of the aggregate principal amount of Certificates then outstanding, or (y) paid by the Trustee (which payment shall be made out of its own funds and not from monies on deposit in the Trust) in which case the Trustee shall be entitled to receive, upon demand, reimbursement from those Certificateholders who have agreed to bear the entire amount of such costs, expenses or liabilities, on a pro rata basis among such Certificateholders.

     Section 7.07. Eligibility Requirements for Trustee. (a) The Trustee hereunder shall at all times be a corporation or an association which is not an Affiliate of the Depositor (but may have normal banking relationships with the Depositor and its Affiliates) organized and doing business under the laws of any State or the United States, authorized under such laws to exercise corporate trust powers which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. Such corporation or association must be rated in one of the four highest rating categories by the Rating Agency. In the event that at any time such Trustee shall cease to be eligible in accordance with the provisions of this Section, such Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

     (b) In determining whether the Trustee has a conflicting interest with respect to any Class of Certificates under Section 310(b) of the Trust Indenture Act and this Section, each other Class of Certificate will be treated as having been issued under an indenture other than this Trust Agreement.

     Section 7.08. Resignation or Removal of the Trustee; Appointment of Successor Trustee. (a) The Trustee may at any time resign as Trustee hereunder by written notice of its election so to do, delivered to the Depositor, and such resignation shall take effect upon the appointment of a successor Trustee and its acceptance of such appointment as hereinafter provided; provided, however, that in the event of such resignation, the Trustee shall (a) assist the Depositor in finding a successor Trustee acceptable to the Depositor and (b) negotiate in good faith concerning any prepaid but unaccrued fees.

     (b) The Depositor or Holders of the Required Percentage--Removal of Trustee of Certificates may at any time remove the Trustee as Trustee hereunder by written notice delivered to the Trustee in the manner provided in Section 7.04 hereof, and such removal shall take effect upon the appointment of the successor trustee and its acceptance of such appointment as provided in the succeeding paragraph; provided, however, that in the event of such removal, the Depositor shall negotiate in good faith with the Trustee in order to agree regarding payment of the termination costs of the Trustee resulting from such removal.

     (c) Upon the designation of a successor Trustee, following either resignation or removal of the Trustee, the Trustee shall deliver to the successor Trustee all records relating to the Certificates in the form and manner then maintained by the Trustee, which shall include a hard copy thereof upon written request of the successor Trustee.

     (d) If at any time the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property of affairs for the purpose of rehabilitation, conservation or liquidation, the Depositor shall petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. In the event the Trustee resigns or is removed, the Trustee shall reimburse the Depositor for any fees or charges previously paid to the Trustee in respect of duties not yet performed under this Trust Agreement which remain to be performed by a successor Trustee.

     (e) In case at any time the Trustee acting hereunder notifies the Depositor that it elects to resign or the Depositor or Holders of the Required Percentage--Removal of Trustee of Certificates notifies or notify the Trustee that it or they elects or elect to remove the Trustee as Trustee, the Depositor shall, within ninety (90) days after the delivery of the notice of resignation or removal, appoint a successor Trustee, which shall satisfy the requirements for a trustee under Section 7.07. If no successor Trustee has been appointed within 90 days after the Trustee has given written notice of its election to resign or the Depositor or Holders of the Required Percentage--Removal of Trustee of Certificates have given written notice to the Trustee of its or their election to remove the Trustee, as the case may be, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Every successor Trustee shall execute and deliver to its predecessor and to the Depositor an instrument in writing accepting its appointment hereunder, and thereupon such successor Trustee, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Trustee under this Trust Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Depositor, shall execute and deliver an instrument transferring to such successor all rights, obligations and powers of such predecessor hereunder, and shall duly assign, transfer and deliver all right, title and interest in the Underlying Securities and parts thereof to such successor. Any successor Trustee shall promptly give notice of its appointment to the Certificateholders of Certificates for which it is successor Trustee in the manner provided in Section 7.04 hereof.

     (f) Any corporation into or with which the Trustee may be merged, consolidated or converted shall be the successor of such Trustee without the execution or filing of any document or any further act.

     Section 7.09. Appointment of Office or Agency. As specified in a Series Supplement, the Trustee shall appoint its Corporate Trust Office as the place where the Certificates may be surrendered for registration of transfer or exchange, and presented for the final distribution with respect thereto, and where notices and demands to or upon the Trustee in respect of the Certificates of the related Series and this Trust Agreement may be served.

     Section 7.10. Representations and Warranties of Trustee. The Trustee represents and warrants that:

          (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

          (ii) neither the execution nor the delivery by the Trustee of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or State law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or violate its charter documents or by-laws or constitute a default under (or an event which, without notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of any material contract, indenture, mortgage, agreement or instrument to which it is a party or by which any of its properties may be bound;

          (iii) the Trustee has full power, authority and right to execute, deliver and perform its duties and obligations as set forth herein and in each Series Supplement to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

          (iv) this Trust Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (v) the Trustee is not in violation, and the execution and delivery of the Trust Agreement by the Trustee and its performance and compliance with the terms thereof will not constitute a violation, of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Trustee or its properties, which violation would reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or operations of the Trustee or its properties or on the performance of its duties hereunder;

          (vi) there are no actions or proceedings against, or investigations of, the Trustee pending, or, to the knowledge of the Trustee, threatened, before any court, administrative agency or other tribunal (A) that could reasonably be expected to prohibit its entering into the Trust Agreement,
     (B) seeking to prevent the issuance of the Certificates contemplated by the Trust Agreement or (C) that could reasonably affect the performance by the Trustee of its obligations under, or the validity or enforceability against the Trustee of, the Trust Agreement; and

          (vii) no consent, approval, authorization or order of any court, governmental agency or body is required for the execution, delivery and performance by the

     Trustee of, or compliance by the Trustee with, the Trust Agreement, or for the consummation of the transactions contemplated by the Trust Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date.

     The representations and warranties of the Trustee set forth in this Section
7.10 shall survive the receipt of Underlying Securities by the Trustee and shall survive the delivery of the Trust Agreement by the Trustee to the Depositor.

     Section 7.11.  Indemnification of Trustee by the Depositor; Contribution.
(a) The Depositor agrees, to the extent the Trustee is not reimbursed pursuant to Section 7.06 hereof, to indemnify the Trustee against, and hold it harmless from, any loss, expense or liability incurred in connection with any legal action relating to this Trust Agreement or the Certificates or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under this Trust Agreement or (ii) incurred by reason of wilful misfeasance, bad faith or negligence in the performance of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder or as a result of a breach of the Trustee's obligations and duties hereunder.

     (b) If the indemnification provided for in the preceding paragraph is invalid or unenforceable in accordance with its terms, then the Depositor shall contribute to the amount paid or payable by the Trustee as a result of such liability in such proportion as is appropriate to reflect the relative benefits received by the Depositor on one hand and the Trustee as Trustee on the other hand. For this purpose (i) the benefits received by the Depositor shall be the aggregate amount received by it upon the sale of such Certificates, less the costs and expenses of such sale, including the cost of acquisition of the Underlying Securities or parts thereof evidenced thereby, and (ii) the benefits received by the Trustee as Trustee shall be the aggregate amount of fees received by it as Trustee, less costs and expenses incurred by it as Trustee in relation to such Certificates. If, however, the allocation provided by the immediately preceding two sentences is not permitted by applicable law, then the Depositor shall contribute to such amount paid or payable by the Trustee in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Depositor on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such liability, as well as any other relevant equitable considerations.

     (c) In case any claim shall be made or action brought against the Trustee for any reason for which indemnity may be sought against the Depositor as provided above, the Trustee may promptly notify the Depositor in writing setting forth the particulars of such claim or action and the Depositor may assume the defense thereof. In the event that the Depositor assumes the defense, the Trustee shall have the right to retain separate counsel in any such action but shall bear the fees and expenses of such counsel unless (i) the Depositor shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include the Trustee and the Depositor, and the Trustee has been advised in writing by such counsel that one or more legal defenses may be available to it which may not be available to the Depositor, in which case the Depositor shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the reasonable fees and expenses of such counsel.

     (d) The term "liability," as used in this Section 7.11, shall include any losses, claims, damages, expenses (including without limitation the Trustee's reasonable costs and expenses) in defending itself against any losses, claims or investigations of any nature whatsoever.

     (e) The obligations of the Depositor under this Section 7.11 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trustee, and to each person, if any, who controls the Trustee within the meaning of the Exchange Act.

     (f) Notwithstanding anything to the contrary contained in this Section 7.11, the Depositor shall not be liable for settlement of any such claim by the Trustee entered into without the prior written consent of the Depositor, which consent shall not be unreasonably withheld.

     (g) The indemnity provided in this Section shall survive the termination or discharge of this Trust Agreement.

     Section 7.12. No Liability of the Trustee with Respect to the Underlying Securities; Certificateholders to Proceed Directly Against. (a) The sole obligor with respect to any Underlying Security is the Underlying Securities Issuer thereof. The Trustee shall not have any obligation on or with respect to the Underlying Securities; and its obligations with respect to Certificates shall be solely as set forth in this Trust Agreement.

     (b) The Trustee is not authorized to proceed against the Underlying Securities Issuer of any Underlying Security in the event of a default or to assert the rights and privileges of Certificateholders and has no duty in respect thereof except as expressly provided herein.

     Section 7.13. The Depositor To Furnish Trustee with Names and Addresses of Certificateholders. The Depositor will furnish to the Trustee within 15 days after each Record Date with respect to any Distribution Date, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Depositor of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Depositor as to the names and addresses of the Certificateholders, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Registrar, no such list need be furnished.

     Section 7.14. Preservation of Information. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders contained in the most recent list furnished to the Trustee as provided in Section 7.13, and the names and addresses of Certificateholders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.13, upon receipt of a new list so furnished.

     Section 7.15. Reports by Trustee. If required, within 60 days after each anniversary of the execution of the Series Supplement, commencing with the first anniversary thereof, the Trustee shall transmit to the Certificateholders, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such date, if required by Section 313(a) of the Trust Indenture Act.

     Section 7.16. Trustees Application for Instructions from the Depositor. Any application by the Trustee for written instructions from the Depositor may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Trust Agreement and the date on and/or after which such action shall be taken or such omission shall be effective, if, but only if, the obligations of the Trustee with respect to such proposed action or omission are not set forth reasonably clearly in these Standard Terms and the related Series Supplement. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than ten (10) Business Days after the date an officer of the Depositor actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted; provided, however, that this provision shall not protect the Trustee from liability for any action or omission constituting willful misconduct, bad faith or negligence.

                                 Article VIII

                                 Market Agent

     Section 8.01. Market Agent. (a) If specified for a specific Series, on the Closing Date the Trustee shall enter into a Market Agent Agreement with Morgan Keegan & Company, Inc., as the initial Market Agent, in the form attached to the related Series Supplement. The Market Agent shall serve as such under the terms and provisions hereof and of the Market Agent Agreement. The Market Agent, including any successor appointed pursuant hereto, shall be a member of the National Association of Securities Dealers, Inc., have capitalization of at least $25,000,000, and be authorized by law to perform all the duties imposed upon it by this Trust Agreement and the Market Agent Agreement. The Market Agent may be removed at any time by the Trustee, acting at the direction of the Depositor; provided, however, that such removal shall not take effect until the appointment of a successor Market Agent. The Market Agent may resign upon 30 days' written notice delivered to the Trustee. The Depositor shall use its best efforts to appoint a successor Market Agent that is a qualified institution, effective as of the effectiveness of any such resignation or removal.

                                  Article IX

                                  Termination

     Section 9.01. Termination of Trust. (a) The respective obligations and responsibilities under this Trust Agreement of the Depositor, and the Trustee (other than the obligations of the Trustee to make distributions to Holders of the Certificates of any given Series as hereafter set forth and to provide information reports and information tax reporting) shall terminate upon the distribution to such Holders of all amounts held in all the Accounts for such Series and required to be paid to such Holders pursuant to this Trust Agreement on the Distribution Date coinciding with the final payment on or other liquidation (which may include redemption or other purchase thereof by the applicable Underlying Securities Issuer) (or any Advance with respect thereto) of the last Underlying Security remaining in the Trust for such Series or the disposition of all property acquired upon liquidation of any such Underlying Security; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     (b)  Written notice of any termination shall be provided as set forth in
Section 10.05.

     (c) Upon presentation and surrender of the Certificates by the Certificateholders on the Final Scheduled Distribution Date, or the Distribution Date coinciding with or next following the earlier to occur of the occurrences specified in 9.01(a), with respect to the applicable Series of Certificates, the Trustee shall distribute to each Holder presenting and surrendering its Certificates (i) the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered, or (ii) as specified in the applicable Series Supplement, if in connection with the Trustee's sale of all the remaining Underlying Securities. Any funds not distributed on such Distribution Date shall be set aside and held in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner, and shall be disposed of in accordance with this Section 9.01 and Section 4.01 hereof. Immediately following the deposit of funds in trust hereunder, the Trust for such Series shall terminate.

                                   Article X

                           Miscellaneous Provisions

     Section 10.01. Amendment. (a) This Trust Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under this Trust Agreement which shall not adversely affect the interests of the Holders in any material respect; or (ii) to evidence and provide for the acceptance of appointment hereunder of a change in Trustee as Trustee for a Series of Certificates subsequent to the Closing Date for such Series, and to add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the separate Trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.01 hereof; or
(iii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Certificate of one or more Series or to add or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder; or (iv) to provide for the issuance of a new Series of Certificates pursuant to a Series Supplement issued hereunder pursuant to Sections 5.01 and
5.11 hereof; provided, however, that in the case of any amendment the Rating Agency Condition shall be satisfied with respect to such amendment and that no such amendment shall cause any Trust created hereunder to fail to qualify as a fixed investment trust for federal income tax purposes.

     (b) Without limiting the generality of the foregoing, with respect to any Series this Trust Agreement may also be modified or amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates representing the Required Percentage--Amendment of the aggregate Voting Rights of those Certificates to which such modification or amendment relates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Underlying Securities which are required to be distributed on any Certificate without the consent of the Holders of such Certificates, (ii) adversely affect in any material respect the interests of the Holders of any Series (or Class within such Series) of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Series or Class evidencing not less than the Required Percentage--Amendment of the aggregate Voting Rights of such Series or Class or (iii) reduce the percentage of aggregate Voting Rights required by (ii), as described in (ii), without the consent of the Holders of all Certificates of such Series or Class then Outstanding.

     Notwithstanding any other provision of this Trust Agreement, for purposes of the giving or withholding of consents pursuant to this Section 10.01, Certificates registered in the name of the Depositor or the Trustee or any affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates; and provided, further, that in the event the Rating Agency Condition is not satisfied with respect to such modification or amendment, the Required Percentage--Amendment shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified in the applicable Series Supplement. Notwithstanding any other provision of this Trust Agreement, this Section 10.02(b) shall not be amended without the unanimous consent of the Holders of all such Certificates.

     (c) Promptly after the execution of any such amendment or modification, the Trustee shall furnish a copy of such amendment or modification to each Certificateholder of the affected Series or Class and to the Rating Agency. It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Trust Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the applicable Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) No Certificateholder of a given Series shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of any Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

     (c) No Certificateholder of a given Series shall have any right by virtue of any provision of this Trust Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of breach and of the continuance thereof, (ii) the Holders of Certificates of such Series evidencing not less than the Required Percentage-- Remedies of the aggregate Voting Rights of such Series shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (iii) the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and (iv) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by Certificateholders evidencing not less than the Required Percentage--Remedies of the aggregate Voting Rights of such Series. It is understood and agreed that the Trustee shall not be obligated to make any investigation of matters arising under this Trust Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder of each Series with every other Certificateholder of such Series and the Trustee, that no one or more Holders of Certificates of such Series shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates of such Series, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders of such Series. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.03. Governing Law. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York and without giving effect to such state's principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the Parties hereunder shall be determined in accordance with such laws.

     Section 10.04. Notices. (a) All directions, demands and notices hereunder shall be in writing and shall be delivered as set forth in the applicable Series Supplement.

     (b) Any notice required to be provided to a Holder of a Registered Certificate shall be given by first class mail, postage prepaid, at the last address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

     (c) Any and all notices to be given to the Depositor shall be deemed to have been duly given if sent by facsimile transmission to the Depositor at 50 North Front Street, Memphis, Tennessee 38103, Attention: President, through facsimile transmission number (901) 579-4363, telephone confirmation number
(901) 524-4100. The Depositor may change this information by written notice to the Trustee.

     (d) Any and all notices to be given to the Trustee shall be deemed to have been duly given if sent by facsimile transmission to the Trustee at 707 Virginia Street East, 2nd Floor, Charleston, West Virginia 25301, Attention: Corporate Trust Department, facsimile transmission number (304) 348-7978, telephone confirmation number (304) 348-4416. The Trustee may change this information by notice to the Depositor.

     (e) Any and all notices to be given to the Swap Counterparty, if any, will be specified in the Series Supplement.

     Section 10.05. Notice to Rating Agencies. (a) The Trustee shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          (i)  any change or amendment to this Trust Agreement;

          (ii) the resignation or termination of the Trustee;

          (iii)  the final payment to Holders of the Certificates of any Class;

          (iv) any change in the location of the Certificate Account; and

          (v) any event that would result in the inability of the Trustee to make Advances.

     (b) In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 4.02.

     (c) Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each Rating Agency at the address specified below or in the applicable Series Supplement.

     (d) (i) Any and all notices to be given to Moody's shall be deemed to have been duly given if sent by facsimile transmission to Moody's at Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
CBO/CLO Monitoring Department, facsimile transmission number (212) 553-0355, telephone confirmation number (212) 553-1494. Moody's may change this information by notice to the Depositor and the Trustee.

     (ii) Any and all notices to be given to S&P shall be deemed to have been duly given if sent by facsimile transmission to S&P at Standard & Poor's Rating Group, 26 Broadway, New York, New York 10004, Attention: Structured Finance Surveillance Group, facsimile transmission number (212) 208-0030, telephone confirmation number (212) 208-1191. S&P may change this information by notice to the Depositor and the Trustee.

     Section 10.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.07. Grant of Security Interest. (a) It is the express intent of the parties hereto that each conveyance of any Underlying Securities by the Depositor to the Trustee be, and be construed as, a sale of the Underlying Securities by the Depositor and not a pledge of any Underlying Securities by the Depositor to secure a debt or other obligation of the Depositor.

     (b) In the event that, notwithstanding the aforementioned intent of the parties, any Underlying Securities are held to be property of the Depositor, then, (x) it is the express intent of the parties that such conveyance be deemed a pledge of such Underlying Securities by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (y)(1) this Trust Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York, or such other State as may be specified in the related Series Supplement; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all the Depositor's right, title and interest in and to such Underlying Securities and all amounts payable to the holders of such Underlying Securities in accordance with the terms hereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property including all amounts from time to time held or invested in the applicable Certificate Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all the Depositor's obligations under this Trust Agreement, including the obligation to provide to the Certificateholders the benefits of this Trust Agreement relating to such Underlying Securities and the applicable Trust; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     Accordingly, the Depositor hereby grants to the Trustee a security interest in the Underlying Securities and all other property described in clause (y)(2) of the preceding paragraph, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (y)(3) of the preceding paragraph. Notwithstanding the foregoing, the parties hereto intend the Grant pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Underlying Securities and assets constituting the applicable Trust by the Depositor to the Trustee.

     (c) The Depositor and the Trustee shall to the extent consistent with this Trust Agreement, take such actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the Underlying Securities, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for so long as any of the Underlying Securities remain outstanding. Without limiting the generality of the foregoing, the Trustee shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Underlying Securities, including (x) continuation statements and (y) such other statements as may be occasioned by (1) any change of name of the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Depositor or (3) any transfer of any interest of the Depositor in any Underlying Security.

     Section 10.08. Nonpetition Covenant. Notwithstanding any prior termination of this Trust Agreement, each of the Trustee (including any Sub-Administrative Agent, Authenticating Agent, or Paying Agent) and the Depositor agrees that it shall not, until the date which is one year and one day after the Closing Date acquiesce, petition or otherwise invoke or cause the Underlying Securities Issuer to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Underlying Securities Issuer under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the

Underlying Securities Issuer or all or any part of the property or assets of the Underlying Securities Issuer or ordering the winding up or liquidation of the affairs of the Underlying Securities Issuer.

     Section 10.09. No Recourse. Neither the Trustee (including any Sub-Administrative Agent, Authenticating Agent, or Paying Agent) nor the Depositor shall have any recourse to the Underlying Securities, except for as specifically provided in the related Series Supplement.

     Section 10.10. Article and Section References. All article and section references used in these Standard Terms, unless otherwise provided, are to articles and sections in these Standard Terms.

     Section 10.11. Counterparts. These Standard Terms may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

     Section 10.12. Trust Indenture Act Controls. This Trust Agreement is subject to the provisions of the Trust Indenture Act and if any provision of this Trust Agreement limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. The Trustee agrees to take all actions within its control to prevent these Standard Terms, as supplemented by any Series Supplements, from failing to qualify under the Trust Indenture Act.

     In Witness Whereof, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        SOUTHPOINT STRUCTURED ASSETS, INC., as
                                          Depositor


                                        By: ----------------------------------
                                            Name:   C. David Ramsey
                                            Title:  President


                                        BANK ONE, WEST VIRGINIA, N.A., as
                                          Trustee


                                        By: ----------------------------------
                                            Name:   Teresa L. Davis
                                            Title:  Vice President

     Reconciliation and tie between the Trust Agreement dated as of November, 1996, and the Trust Indenture Act of 1939 as amended. This reconciliation does not constitute part of the Trust Agreement.

               TRUST INDENTURE ACT
                 OF 1939 SECTION                     TRUST AGREEMENT SECTION

                    310(a)(1)                                  7.07
                    (a)(2)                                     7.07
                    (a)(5)                                     7.07
                    312(a)                                     7.13
                    313(a)                                     7.15
                    314(a)                                     3.10
                    (b)
                    (c)(1)                                     1.03
                    (c)(2)                                     1.03
                    (e)                                        1.03
                    315(a)(1)                                  7.01
                    (a)(2)                                     7.03
                    (b)                                        7.01(d)
                    (d)                                        7.01(c)
                    316(a)(1)(A)                               5.18
                    (a)(1)(B)                                  5.19
                    (b)                                        5.20
                    (c)                                        1.03(b)
                    317(a)(1)                                  5.17
                    (b)                                        5.12
                    318(a)                                    10.12


===============================================================================


                               Series Supplement


                 Treasury Security-Backed Trust, Series 1996-1

                                    between

                      Southpoint Structured Assets, Inc.,

                                 as Depositor

                                      and

                        Bank One, West Virginia, N.A.,

                                  as Trustee

                     Treasury Security-Backed Certificates

                                 Series 1996-1

                         Dated as of November 27, 1996


===============================================================================

                               TABLE OF CONTENTS

Section 1.    Incorporation of Standard Terms................................. 1
Section 2.    Definitions..................................................... 2
Section 3.    Designation of Trusts and Certificates.......................... 7
Section 4.    Call Warrants................................................... 8
Section 5.    Retained Interests.............................................. 9
Section 6.    Satisfaction of Conditions to Initial Execution and
              Delivery of Trust Certificates.................................. 9
Section 7.    Distributions................................................... 9
Section 8.    Trustee's Fees..................................................10
Section 9.    Early Termination...............................................10
Section 10.   Events of Default...............................................11
Section 11.   Assignment of Call Warrants and Retained
              Interests.......................................................11
Section 12.   Information to Warrantholders and Holders of
              Retained Interests..............................................11
Section 13.   Miscellaneous...................................................12
Section 14.   Notices.........................................................12
Section 15.   Governing Law...................................................13
Section 16.   Counterparts....................................................13

Schedule I    Underlying Securities Schedule
Schedule II   Description of the Class A Call Warrant
Schedule III  Description of the Class B Call Warrant
Schedule IV   Intentionally left blank
Schedule V    Description of the Class A Retained Interest
Schedule VI   Description of the Class B Retained Interest

Exhibit A     Standard Terms for Trust Agreements
Exhibit B-1   Form of Class A Certificate
Exhibit B-2   Form of Class B Certificate
Exhibit C     Form of Assignment for Call Warrant or Retained Interest
Exhibit D     Form of Transferee Letter for Call Warrant or
              Retained Interest

                     TREASURY SECURITY-BACKED CERTIFICATES

                               SERIES SUPPLEMENT

                                 SERIES 1996-1

     Series Supplement, Series 1996-1, dated as of November 27, 1996 (the "Series Supplement"), by and between Southpoint Structured Assets, Inc., as Depositor (the "Depositor"), and Bank One, West Virginia, N.A., as Trustee (the "Trustee").

                                  WITNESSETH

     Whereas, the Depositor desires to create the Class A Trust and the Class B Trust designated herein (individually each a "Trust", collectively, the "Trusts") by executing and delivering this Series Supplement, which shall incorporate the terms of the Standard Terms for Trust Agreements, dated as of November 1, 1996 (the "Standard Terms"; together with this Series Supplement, the "Trust Agreement"), by and between the Depositor and the Trustee, as modified by this Series Supplement;

     Whereas, the Depositor desires to deposit the Class A Treasury Note set forth on Schedule I hereto into the Class A Trust (subject to the Class A Call Warrant and exclusive of the Class A Retained Interest) and the Class B Treasury Note set forth on Schedule I hereto into the Class B Trust (subject to the Class B Call Warrant and exclusive of the Class B Retained Interest);

     Whereas, in connection with the creation of the Class A Trust and the Class B Trust and the deposit therein of the Class A Treasury Note and the Class B Treasury Note, respectively, it is desired to provide for (i) the issuance of the Class A Certificates and the Class B Certificates (collectively, the "Certificates") evidencing undivided interests in the Class A Trust and the Class B Trust, respectively, (ii) the retention by the Depositor of the Class A Call Warrant and the Class B Call Warrant (collectively, the "Call Warrants") evidencing the right to purchase, under the terms set forth herein, the Class A Treasury Note and the Class B Treasury Note, respectively, and (iii) the retention by the Depositor of the Class A Retained Interest and the Class B Retained Interest (collectively, the "Retained Interests") evidencing the right to receive a portion of the interest payments made on the Class A Treasury Note and the Class B Treasury Note, respectively; and

     Whereas, the Trustee has joined in the execution of the Standard Terms and this Series Supplement to evidence the acceptance by the Trustee of the Trusts;

     Now, therefore, in consideration of the foregoing premises and the mutual covenants expressed herein, it is hereby agreed by and between the Depositor and the Trustee as follows:

     Section 1. Incorporation of Standard Terms. All of the provisions of the Standard Terms, a copy of which is attached hereto as Exhibit A, are hereby incorporated herein by reference in their entirety and this Series Supplement and the Standard Terms shall form a single agreement between the parties. In the event of any inconsistency between the provisions of this Series Supplement and the provisions of the Standard Terms, the provisions of this Series Supplement will control with respect to the transactions described herein.

     Section 2. Definitions. (a) Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes under this Series Supplement. (Section 2(b) below sets forth terms listed in the Standard Terms which are not applicable to this Series.) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Standard Terms.

     "Available Funds" shall mean with respect to a Class A Distribution Date, the Class A Available Funds and with respect to a Class B Distribution Date, the Class B Available Funds.

     "Certificate" shall mean any one of the Class A Certificates or the Class B Certificates.

     "Certificates" shall mean the Class A Certificates and the Class B Certificates.

     "Class" shall mean all of the Class A Certificates or the Class B Certificates, as applicable.

     "Class A Available Funds" shall mean the sum of all amounts received on or with respect to the Class A Treasury Note (including investment income on Eligible Investments associated with the investment of any funds in the Class A Trust) during the preceding Collection Period.

     "Class A Call Warrant" shall mean the "Series 1996-1 Class A Call Warrant" (as described on Schedule II hereto) evidencing the right to purchase the Class A Treasury Note on an Early Termination Date pursuant to the Early Termination provisions of Section 9 hereof.

     "Class A Certificates" shall mean those certificates in substantially the form set forth in Exhibit B-1 hereto.

     "Class A Collection Period" shall mean, (i) with respect to each February 15 Distribution Date, the period beginning on the day after the August 15 Distribution Date of the previous year and ending on such February 15 Distribution Date, inclusive, except for the February 15, 1997 Distribution Date, as to which the Class A Collection Period shall be the period beginning on Closing Date and ending on such February 15, 1997 Distribution Date, inclusive and, (ii) with respect to each August 15 Distribution Date, the period beginning on the day after the February 15 Distribution Date of that year and ending on such August 15 Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to Section 13(f) hereof.

     "Class A Distribution Date" shall mean the February 15 and August 15 of each year (or if such date is not a Business Day, the next succeeding Business
Day), commencing on February 15, 1997 and ending on the earlier of the Class A Final Scheduled Distribution Date and the applicable Early Termination Date.

     "Class A Final Scheduled Distribution Date" shall mean August 15, 2002.

     "Class A Interest Strip" shall mean, on any Class A Distribution Date, accrued but unpaid interest on the outstanding principal balance of the Class A Treasury Note, computed at an annual rate of .125%.

     "Class A Pass-Through Rate" shall mean 6.25% per annum.

     "Class A Retained Interest" shall mean the right to receive the Class A Interest Strip on each Class A Distribution Date. Collections in respect of the Class A Retained Interest shall be deposited in the Certificate Account for the Class A Certificates.

     "Class A Treasury Note" shall mean the United States Treasury Note listed on the Underlying Securities Schedule attached hereto as Schedule I.

     "Class B Available Funds" shall mean the sum of all amounts received on or with respect to the Class B Treasury Note (including investment income on Eligible Investments associated with the investments of any funds in the Class B Trust) during the preceding Collection Period.

     "Class B Call Warrant" shall mean the "Series 1996-1 Class B Call Warrant" (as described on Schedule III hereto) evidencing the right to purchase the Class B Treasury Note on an Early Termination Date pursuant to the Early Termination provisions of Section 9 hereof.

     "Class B Certificates" shall mean those certificates in substantially the form set forth in Exhibit B-2 hereto.

     "Class B Collection Period" shall mean, (i) with respect to each May 15 Distribution Date, the period beginning on the day after the November 15 Distribution Date of the previous year and ending on such May 15 Distribution Date, inclusive, except for the May 15, 1997 Distribution Date, as to which the Collection Period shall be the period beginning on Closing Date and ending on such May 15, 1997 Distribution Date, inclusive and, (ii) with respect to each November 15 Distribution Date, the period beginning on the day after the May 15 Distribution Date of that year and ending on such November 15 Distribution Date, inclusive; provided, however, that clauses (i) and (ii) shall be subject to
Section 13(f) hereof.

     "Class B Distribution Date" shall mean the May 15 and November 15 of each year (or if such date is not a Business Day, the next succeeding Business Day), commencing on

May 15, 1997 and ending on the earlier of the Class B Final Scheduled Distribution Date and the applicable Early Termination Date.

     "Class B Final Scheduled Distribution Date" shall mean May 15, 2006.

     "Class B Interest Strip" shall mean, on any Class B Distribution Date, accrued but unpaid interest on the outstanding principal balance of the Class B Treasury Note, computed at an annual rate of .075%.

     "Class B Pass-Through Rate" shall mean 6.80% per annum.

     "Class B Retained Interest" shall mean the right to receive the Class B Interest Strip on each Class B Distribution Date. Collections in respect of the Class B Retained Interest shall be deposited in the Certificate Account for the Class B Certificates.

     "Class B Treasury Note" shall mean the United States Treasury Note listed on the Underlying Securities Schedule attached hereto as Schedule I.

     "Closing Date" shall mean November 27, 1996.

     "Corporate Trust Office" shall mean the office of Bank One West Virginia, N.A. located at 707 Virginia Street East, 2nd Floor, Charleston, West Virginia 25301, Attention: Corporate Trust Department.

     "Currency" shall mean United States dollars.

     "Cut-off Date" shall mean November 27, 1996.

     "Depository" shall mean the Depository Trust Company.

     "Distribution Date" shall mean the Class A Distribution Date or the Class B Distribution Date, as applicable.

     "Early Termination" shall mean the payment in full of a Class of Certificates by the applicable Trust pursuant to Section 9 hereof.

     "Early Termination Date" shall mean any day on or after May 15, 1997.

     "Early Termination Price" shall mean, with respect to each Class, the outstanding principal amount of the Certificates subject to Early Termination plus accrued interest to the Early Termination Date.

     "Eligible Account" shall have the meaning specified in the Standard Terms.

     "Eligible Investments" shall be United States Treasury bills.

     "Event of Default" shall mean (i) a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period), and (ii) a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable.

     "Interest Accrual Period" shall mean for any Distribution Date, the period from and including the preceding Distribution Date (or in the case of the first Interest Accrual Period, from and including the Cut-off Date) to but excluding the current Distribution Date.

     "Interest Strip" for any Class A Distribution Date, means the Class A Interest Strip and for any Class B Distribution Date, means the Class B Interest Strip.

     "Liquidation Price" shall mean, with respect to any Underlying Security, par plus accrued interest to the Early Termination Date.

     "Ordinary Expenses" shall mean the compensation due the Trustee for Ordinary Expenses (as defined in the Standard Terms), which shall be fixed and prepaid by the Depositor.

     "Pass-Through Rate" shall mean the Class A Pass-Through Rate or the Class B Pass-Through Rate, as applicable.

     "Prepaid Ordinary Expenses" shall be $13,600 for this Series.

     "Prospectus Supplement" shall mean the Prospectus Supplement, dated November 21, 1996, relating to the Certificates.

     "Rating Agency" shall mean S&P.

     "Rating Agency Condition" shall have the meaning specified in the Standard Terms.

     "Record Date" shall mean the day immediately preceding each Distribution Date.

     "Required Interest" shall have the meaning specified in the Standard
Terms.

     "Required Principal" shall have the meaning specified in the Standard Terms; provided, however, that in the case of an Early Termination, Required Principal shall be the Early Termination Price.

     "Required Rating" shall mean "AAA", as assigned by S&P as of the Closing Date.

     "Retained Interest" shall mean the Class A Retained Interest or the Class B Retained Interest, as applicable.

     "Retained Interestholder" shall mean initially the Depositor and upon assignment thereof the holder of a Class A Retained Interest or a Class B Retained Interest, as applicable.

     "S&P" shall mean Standard & Poor's Ratings Services, a subsidiary of The McGraw-Hill Companies, Inc.

     "Series" shall mean Series 1996-1.

     "Trust Property" shall mean, with respect to each Trust, (i) the applicable Underlying Security described on Schedule I (exclusive of the applicable Call Warrant and the applicable Retained Interest) hereto; (ii) all payments on or collections in respect of such Underlying Security accrued on or after the Cut-off Date (exclusive of the applicable Interest Strip) together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the applicable Class of Certificates and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

     "Underlying Securities Issuer" shall mean the United States of America.

     "Voting Rights" shall, in the entirety, be allocated separately among each Trust and to the Certificateholders therein in proportion to the then outstanding principal balances of the Underlying Securities and their respective Certificates, respectively.

     "Warrantholder" shall mean initially the Depositor and upon assignment thereof the holder of a Class A Call Warrant or a Class B Call Warrant, as applicable.

     (b)  The terms listed below are not applicable to this Series.

     "Accounting Date"

     "Advance"

     "Basic Documents"

     "Call Premium Percentage"

     "Credit Support"

     "Credit Support Instrument"

     "Credit Support Provider"

     "Floating Pass-Through Rate"

     "Floating Rate Certificate"

     "Guaranteed Investment Contract"

     "Letter of Credit"

     "Limited Guarantor"

     "Limited Guaranty"

     "Market Agent"

     "Market Agent Agreement"

     "Notional Amount"

     "Required Premium"

     "Requisite Reserve Amount"

     "Reserve Account"

     "Sales Procedure"

     "Sub-Administration Agreement"

     "Sub-Administration Agent"

     "Surety Bond"

     "Swap Agreement"

     "Swap Counterparty"

     "Swap Distribution Amount"

     "Swap Guarantee"

     "Swap Guarantor"

     "Swap Receipt Amount"

     "Swap Termination Payment"

     Section 3. Designation of Trusts and Certificates. (a) The Trusts created hereby shall be known as (i) the "Treasury Security-Backed Trust, Series 1996-1, Class A" and the Certificates evidencing certain undivided ownership interests therein shall be known as "Treasury Security-Backed Certificates, Series 1996-1, Class A" and (ii) the "Treasury

Security-Backed Trust, Series 1996-1, Class B" and the Certificates evidencing certain individual ownership interests therein shall be known as "Treasury Security-Backed Certificates, Series 1996-1, Class B." The holders of the Class A Certificate shall have no rights or interests with respect to the Class B Trust and the related Trust Property therein. The holders of the Class B Certificates shall have no rights or interests with respect to the Class A Trust and the related Trust Property therein.

     (b) It is the intention of all of the parties hereto that the transfer of the Trust Property hereunder and under the Standard Terms shall constitute a sale and each of the two Trusts created hereunder and thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4 and a grantor trust under the Internal Revenue Code of 1986, as amended, and all parties hereto and thereto agree to treat the Trusts, any distributions therefrom and the beneficial interest in the Certificates consistently with such characterization. The provisions of this Trust Agreement shall be interpreted consistently with such characterization.

     (c) The Certificates shall be held through the Depository in book-entry form and shall be substantially in the form attached hereto as Exhibit B. The Certificates shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Except as provided in the Standard Terms, the Trusts shall not issue additional Certificates or incur any indebtedness.

     Section 4. Call Warrants. (a) The Trust Property of each Trust created hereby does not include the Call Warrants. The transfer and exchange of the Call Warrants shall be administered by the Trustee on behalf of the Depositor.

     (b) The Class A Call Warrant will be uncertificated and shall be as described in Schedule II attached hereto. The Class A Call Warrant will be retained by the Depositor and may be transferred by the Depositor or a Warrantholder to another party in accordance with the provisions of Section 11 hereof at the sole option of the Depositor or the Warrantholder, as applicable, without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class A Call Warrant will be recorded on the records of the Trustee. Notwithstanding any other provision of this Trust Agreement, the Trustee shall not agree to any amendment or modification of this Trust Agreement (including the Standard Terms) which would adversely affect in any material respect the holder of a Class A Call Warrant without the consent of such Warrantholder.

     (c) The Class B Call Warrant will be uncertificated and shall be as described in Schedule III attached hereto. The Class B Call Warrant will be retained by the Depositor and may be transferred by the Depositor or a Warrantholder to another party in accordance with the provisions of Section 11 hereof at the sole option of the Depositor or the Warrantholder, as applicable, without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class B Call Warrant will be recorded on the records of the Trustee. Notwithstanding any other provision of this Trust Agreement, the Trustee shall not agree to any amendment or modification of this Trust Agreement

(including the Standard Terms) which would adversely affect in any material respect the holder of a Class B Call Warrant without the consent of such Warrantholder.

     Section 5. Retained Interests. (a) The Trust Property of each Trust does not include the Retained Interests. The transfer and exchange of the Retained Interests shall be administered by the Trustee on behalf of the Depositor.

     (b) The Class A Retained Interest will be uncertificated and shall be as described in Schedule V attached hereto. The Class A Retained Interest will be retained by the Depositor and may be transferred by the Depositor or a Retained Interestholder to another party in accordance with the provisions of Section 11 hereof at the sole option of the Depositor or the Retained Interestholder, as applicable, without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class A Retained Interest will be recorded on the records of the Trustee. Notwithstanding any other provision of this Trust Agreement, the Trustee shall not agree to any amendment or modification of this Trust Agreement (including the Standard Terms) which would adversely affect in any material respect the holder of a Class A Retained Interest without the consent of such holder.

     (c) The Class B Retained Interest will be uncertificated and shall be as described in Schedule VI attached hereto. The Class B Retained Interest will be retained by the Depositor and may be transferred by the Depositor or a Retained Interestholder to another party in accordance with the provisions of Section 11 hereof at the sole option of the Depositor or the Retained Interestholder, as applicable, without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class B Retained Interest will be recorded on the records of the Trustee. Notwithstanding any other provision of this Trust Agreement, the Trustee shall not agree to any amendment or modification of this Trust Agreement (including the Standard Terms) which would adversely affect in any material respect the holder of a Class B Retained Interest without the consent of such holder.

     Section 6. Satisfaction of Conditions to Initial Execution and Delivery of Trust Certificates. The Trustee hereby acknowledges receipt, on or prior to the Closing Date, of:

           (i) the Underlying Securities set forth on the Underlying Securities Schedule; and

          (ii) a letter from the Rating Agency indicating that they have assigned the Required Rating to the Certificates.

     Section 7. Distributions. (a) With respect to each Trust created hereunder, on each Distribution Date other than the Early Termination Date, the Trustee shall apply Available Funds in the Certificate Account as follows (subject to SECTION 7(c) below) without regard to Available Funds in the Certificate Account relating to another Class of Certificates:

            (i) first, to the applicable Class of Certificateholders and holder of the Retained Interest, proportionately to the ratio of their respective entitlements to interest, the Required Interest and the Interest Strip, respectively, and to the Depositor, the Initial Accrued Interest, but only with respect to each Class; and

           (ii) second, to the applicable Class of Certificateholders, Required Principal, if any, but only with respect to each Class.

     (b) With respect to each Trust created hereunder, on an Early Termination Date, if applicable, the Trustee shall apply Available Funds in the Certificate Account as follows without regard to Available Funds in the Certificate Account relating to another Class of Certificates:

            (i) first, to the applicable Class of Certificateholders and the holder of the Retained Interest, proportionately to the ratio of their respective entitlements to interest, the Required Interest and the Interest Strip, respectively, but only with respect to each Class;

           (ii) second, to the applicable Class of Certificateholders, Required Principal, but only with respect to each Class; and

          (iii) third, to any creditors of the Trust in satisfaction of liabilities thereto, but only with respect to each Class.

     (c) Amounts recovered in respect of the Underlying Securities following a default by the Underlying Securities Issuer shall, to the extent allocable to interest, be distributed in accordance with the provisions of Section 7(a)(i), and, to the extent allocable to principal, in accordance with the provisions of
Section 7(a)(ii).

     Section 8. Trustees Fees. (a) As compensation for its services hereunder, the Trustee shall be entitled to Prepaid Ordinary Expenses. The Prepaid Ordinary Expenses shall be paid to the Trustee by the Depositor on or prior to the Closing Date; provided, however, in the event of an Early Termination of a Class of Certificates, the Trustee shall negotiate in good faith with the Depositor the reimbursement to the Depositor of any fees or charges previously paid to the Trustee for the years after the year in which the Early Termination occurred.

     (b) Extraordinary Trust Expenses shall not be paid out of the Trust Property unless (i) such Extraordinary Trust Expenses relate to a time when the Underlying Securities Issuer was in default of any payment obligation under the Underlying Securities, or (ii) Certificateholders representing 100% of the aggregate Voting Rights of the Certificates have voted to require the Trustee to incur such Extraordinary Trust Expenses.

     Section 9. Early Termination. (a) On any Early Termination Date, the Class A Certificates may be paid the Early Termination Price by the Class A Trust upon the purchase of the Class A Treasury Note by the holder of the Class A Warrant. On any

Early Termination Date, the Class B Certificates may be paid the Early Termination Price by the Class B Trust upon the purchase of the Class B Treasury Note by the holder of the Class B Warrant.

     (b) A Warrantholder may provide notice to the Trustee and the Depositor (a "Purchase Request") no less than 35 days prior to the applicable Early Termination Date that it will purchase the applicable Underlying Security. The Trustee will notify Certificateholders of the applicable Class of the Early Termination Date not less than 30 days prior to such Early Termination Date.

     (c) On or before the Early Termination Date, the Warrantholder shall provide the Trustee with the Liquidation Price for such Treasury Security. Upon receiving such Liquidation Price, the Trustee will immediately deliver the Underlying Security relating to such Call Warrant to the Warrantholder; provided, however, that if the Warrantholder delivers the Liquidation Price before the Early Termination Date, the Trustee shall not deliver the Underlying Security until the Early Termination Date.

     (d) Delivery of a Underlying Security by the related Trust to the Warrantholder will only be made against payment by the Warrantholder in immediately available funds. Such payment must occur no later than 10:00 a.m. New York City Time on the Early Termination Date. In the event that the Warrantholder fails to make such payment by such time (a "Purchase Default"), the sale shall be voided and the Early Termination will be deemed not to be effective with respect to such Early Termination Date. In the event of a Purchase Default, the Certificates shall continue to remain outstanding and, unless such Purchase Default was due to a failure in the federal wire system, the Warrantholder's rights with respect to the Call Warrant shall be deemed surrendered to the Depositor.

     (e) The Trustee shall not consent to any amendment or modification of this Agreement (including the Standard Terms) which would alter the timing or amount of any payment of the Liquidation Price.

     Section 10. Events of Default. Within 30 days of the occurrence of an Event of Default, the Trustee will give notice to the Certificateholders, the Warrantholders and the holders of the Retained Interest, transmitted by mail, of all such uncured or unwaived Events of Default known to it.

     Section 11. Assignment of Call Warrants and Retained Interests. The Warrantholder or the Retained Interestholder, as applicable, may assign a Call Warrant or a Retained Interest pursuant to an assignment substantially in the form of Exhibit C hereto. Any such assignee may enforce the assigned Call Warrant or Retained Interest directly against the Trustee as if such assignee had been an original party to this Series Supplement. Notwithstanding anything else contained herein, the Trustee shall only acknowledge and record such assignment of Call Warrant or Retained Interest upon receipt of a transferee letter in substantially the form of Exhibit D hereto or an opinion of counsel acceptable to the Trustee to the effect that such assignment does not require registration of such Call Warrant or Retained Interest under the Securities Act of 1933, as amended.

     Section 12. Information to Warrantholders and Holders of Retained Interests. The Trustee shall furnish to any Warrantholder, any holder of a Retained Interest or any prospective purchasers thereof, upon request, the information specified in, and meeting the requirements of Rule 144A(d)(4) of the Securities Act of 1933, as amended.

     Section 13. Miscellaneous. (a) The provisions of Section 3.04, 3.06 and
4.04 of the Standard Terms shall not apply to the Certificates.

     (b) The provisions of Article VIII, Market Agent, of the Standard Terms shall not apply to the Certificates.

     (c)  The Trustee shall forward reports to Certificateholders pursuant to
Section 4.03 of the Standard Terms to the New York Stock Exchange.

     (d) The Certificateholders shall not be entitled to terminate a Trust or cause the sale or other disposition of an Underlying Security, if and for so long as a related Call Warrant remains outstanding, without the consent of the Warrantholders.

     (e) In any conflict between the provisions of the Prospectus Supplement and this Agreement (including the Standard Terms), the provisions of the Prospectus Supplement shall prevail. Any affirmative statement of rights or obligations of Certificateholders or the parties hereto included in the Prospectus Supplement shall be deemed to be included herein.

     (f) If the Trustee has not received payment with respect to a Collection Period on the Underlying Securities on or prior to the related Distribution Date, such distribution will be made promptly upon receipt of such payment. No additional amounts shall accrue on the Certificates or be owed to Certificateholders as a result of such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the Certificateholders, proportionately to the ratio of their respective entitlements to interest.

     (g) In any conflict between the provisions of this Series Supplement and the Standard Terms, the provisions of this Series Supplement shall control.

     (h) The Trustee shall prepare any tax returns or other forms required to be filed by each Trust. So long as no applicable statute, Treasury regulation or applicable Internal Revenue Service ruling or other administration pronouncement requires to the contrary, all such tax returns shall be prepared in a manner consistent with tax information reporting positions described in the Prospectus prepared in connection with the Certificates dated November 21, 1996.

     Section 14. Notices. All directions, demands and notices hereunder or under the Standard Terms shall be in writing and shall be delivered as set forth below (unless written notice is otherwise provided to the Trustee).

     If to the Depositor, to:

                    Southpoint Structured Assets, Inc.
                    50 North Front Street
                    Memphis, Tennessee  38103
                    Attention:  President
                    Telephone:  (901) 524-4100
                    Facsimile:  (901) 579-4430

     If to the Trustee, to:

                    Bank One West Virginia, N.A.
                    707 Virginia Street East, 2nd Floor
                    Charleston, West Virginia  25301
                    Attention:  Corporate Trust Department
                    Telephone:  (304) 348-5667
                    Facsimile:  (304) 348-7978

     If to the Rating Agencies, to:

                    Standard & Poor's
                    25 Broadway
                    New York, New York  10004
                    Attention:  Structured Finance Surveillance Group
                    Telephone:  (212) 208-1191
                    Facsimile:  (212) 208-0030

     If to the New York Stock Exchange, to:

                    New York Stock Exchange, Inc.
                    20 Broad Street
                    New York, New York  10005
                    Attention:  Michael Hyland
                    Telephone:  (212) 656-5868
                    Facsimile:  (212) 656-6919

     Section 15. Governing Law. This Series Supplement and the transactions described herein shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed within the State of New York, without giving effect to the choice of laws provisions thereof.

     Section 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

     In Witness Whereof, the parties hereto have caused this Series Supplement to be duly executed by their respective authorized officers as of the date first written above.

                                    Southpoint Structured Assets, Inc., as
                                    Depositor


                                    By____________________________________
                                      Name:  C. David Ramsey
                                      Title: President


                                    Bank One West Virginia, N.A., not in its
                                      individual capacity but solely as Trustee on behalf of the Treasury Security-Backed Trust, Series 1996-1, Class A


                                    By____________________________________
                                      Name:  Teresa L. Davis
                                      Title: Vice President


                                    Bank One West Virginia, N.A., not in its
                                      individual capacity but solely as Trustee on behalf of the Treasury Security-Backed Trust, Series 1996-1, Class B


                                    By____________________________________
                                      Name:  Teresa L. Davis
                                      Title: Vice President

                                  SCHEDULE I

                                 SERIES 1996-1

                        Underlying Securities Schedule

     I. Class A Treasury Note: 6.375% Treasury Note due August 15, 2002, subject to the Class A Call Warrant and exclusive of the Class A Retained Interest

     Principal Amount Deposited:  $5,000,000

     Original Issue Date:  August 15, 1992

     Maturity Date:  August 15, 2002

     Principal Payment Date:  August 15, 2002

     Interest Rate: 6.375%

     Interest Payment Dates:  February 15 and August 15

     Initial Accrued Interest:

     Redemption Dates:  None

     Redemption Prices:  N/A

     Form of Underlying Securities: Book-entry, maintained in the book-entry system operated by the Federal Reserve Bank

     II. Class B Treasury Note: 6.875% Treasury Note due May 15, 2006, subject to the Class B Call Warrant and exclusive of the Class B Retained Interest

     Principal Amount Deposited:  $5,000,000

     Original Issue Date:  May 15, 1996

     Maturity Date:  May 15, 2006

     Principal Payment Date:  May 15, 2006

     Interest Rate: 6.875%

     Interest Payment Dates:  May 15 and November 15

     Initial Accrued Interest:

     Redemption Dates:  None

     Redemption Prices:  N/A

     Form of Underlying Securities: Book-entry, maintained in the book-entry system operated by the Federal Reserve Bank

                                  SCHEDULE II

             DESCRIPTION OF THE SERIES 1996-1 CLASS A CALL WARRANT

     The Call Warrant represents the right to purchase the Class A Treasury Note on any Early Termination Date for the Liquidation Price.

     The Class A Call Warrant will be retained by the Depositor and may be transferred by the Depositor or a Warrantholder to another party in accordance with the provisions of the Series Supplement at the sole option of the Depositor or the Warrantholder without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class A Call Warrant will be recorded on the records of the Trustee. The Trustee shall not agree to any amendment or modification of the Standard Terms or the Series Supplement which would adversely affect in any material respect the holder of the Class A Warrant without the consent of such Warrantholder.

                                 SCHEDULE III

             DESCRIPTION OF THE SERIES 1996-1 CLASS B CALL WARRANT

     The Call Warrant represents the right to purchase the Class B Treasury Note on any Early Termination Date for the Liquidation Price.

     The Class B Call Warrant will be retained by the Depositor and may be transferred by the Depositor or a Warrantholder to another party in accordance with the provisions of the Series Supplement at the sole option of the Depositor or the Warrantholder without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class B Call Warrant will be recorded on the records of the Trustee. The Trustee shall not agree to any amendment or modification of the Standard Terms or the Series Supplement which would adversely affect in any material respect the holder of the Class B Warrant without the consent of such Warrantholder.

                                  SCHEDULE IV


                          [INTENTIONALLY LEFT BLANK]

                                  SCHEDULE V

          DESCRIPTION OF THE SERIES 1996-1 CLASS A RETAINED INTEREST

     The holder of the Class A Retained Interest will retain the right with respect to the Class A Treasury Note to receive on each Class A Distribution Date, from payments received on the Class A Treasury Note, a distribution equal to .125% per annum of the principal amount of the Class A Treasury Note (the "Class A Interest Strip"). The rights of the holder of the Class A Retained Interest to the Class A Interest Strip is of equal priority with the rights of the Class A Certificateholders to receive distributions of interest.

     The Class A Retained Interest will be retained by the Depositor and may be transferred by the Depositor or a Retained Interestholder to another party in accordance with the provisions of the Series Supplement at the sole option of the Depositor or the Retained Interestholder without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class A Retained Interest will be recorded on the records of the Trustee. On each Class A Distribution Date, payments will be made on the Class A Retained Interest by wire transfer to the account of the holder thereof on the related Record Date as specified in written instructions to the Trustee. The Trustee shall not agree to any amendment or modification of the Standard Terms or the Series Supplement which would adversely affect in any material respect the holder of the Class A Retained Interest without the consent of the holder of the Class A Retained Interest.

                                  SCHEDULE VI

          DESCRIPTION OF THE SERIES 1996-1 CLASS B RETAINED INTEREST

     The holder of the Class B Retained Interest will retain the right with respect to the Class B Treasury Note to receive on each Class B Distribution Date, from payments received on the Class B Treasury Note, a distribution equal to .075% per annum of the principal amount of the Class B Treasury Note (the "Class B Interest Strip"). The rights of the holder of the Class B Retained Interest to the Class B Interest Strip is of equal priority with the rights of the Class B Certificateholders to receive distributions of interest.

     The Class B Retained Interest will be retained by the Depositor and may be transferred by the Depositor or a Retained Interestholder to another party in accordance with the provisions of the Series Supplement at the sole option of the Depositor or the Retained Interestholder without the consent of the Certificateholders or any other party. The beneficial ownership interest in the Class B Retained Interest will be recorded on the records of the Trustee. On each Class B Distribution Date, payments will be made on the Class B Retained Interest by wire transfer to the account of the holder thereof on the related Record Date as specified in written instructions to the Trustee. The Trustee shall not agree to any amendment or modification of the Standard Terms or the Series Supplement which would adversely affect in any material respect the holder of the Class B Retained Interest without the consent of the holder of the Class B Retained Interest.

                                   EXHIBIT A

                      STANDARD TERMS FOR TRUST AGREEMENTS

                             (begins on next page)

                                  EXHIBIT B-1

                          FORM OF CLASS A CERTIFICATE

RA-1                               $5,000,000

                             CUSIP No. 89464G AA4

     Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This Certificate represents a fractional undivided interest in the Trust and does not evidence an obligation of, or an interest in, and is not guaranteed by the depositor or the Trustee or any of their respective affiliates. Neither this Certificate or the trust assets are insured or guaranteed by any governmental agency or any other person.

                   Southpoint Structured Assets, Inc.
                   Treasury Security-Backed Certificates
                   Series 1996-1, Class A
                   $5,000,000 Certificate Principal Balance
                   6.25% Pass-Through Rate

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $5,000,000 in aggregate principal amount of direct obligations of the United States of America and all payments received thereon, deposited in trust by Southpoint Structured Assets, Inc. (the "Depositor").

     This certifies that Cede & Co. is the registered owner of Five Million Dollars non-assessable, fully-paid, fractional undivided interest in the Treasury Security-Backed Trust, Series 1996-1, Class A (the "Trust"), formed by the Depositor.

     The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 (the "Standard Terms"), between the Depositor and Bank One, West Virginia, N.A., a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Series 1996-1, dated as of November 27, 1996 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of the duly authorized Certificates designated as the "Treasury Security-Backed Certificates, Series 1996-1, Class A" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) the Underlying Security described in the Trust Agreement (subject to the Call Warrant and exclusive of the Retained Interest); (ii) all payments on or collections in respect of the Underlying Security accrued on or after November 27, 1996 (the "Cut-off Date") (exclusive of the Interest Strip) together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the Certificates and any investments thereof, together with any and all income, proceeds and payments with respect thereto (the "Trust Property").

     Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated with respect to the Certificates in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Security is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date").

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

                                     B-1-2

     Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Security, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of the Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent in made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Certificates are issuable in fully registered form only in minimum original principal amounts of $1,000 and integral multiples of $1,000 in excess thereof.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee at 707 Virginia Street East, 2nd Floor, Charleston, West Virginia 25301, duly endorsed by or accompanied by an assignment in the form below and

                                     B-1-3
by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is the Trustee.

     No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4 and a grantor trust under the Internal Revenue Code of 1986, as amended, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

     The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust Property and the issuance of the Certificates, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for money borrowed.

     The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders and retirement of the Underlying Security, (ii) the distribution in full of all amounts due to Certificateholders on any Early Termination Date, and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

     An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including an individual retirement account or Keogh plan (any such, a "Plan") may purchase Certificates if either (i) the Underwriter is able to confirm the existence of at least 100 independent purchasers or (ii) the Plan can represent that its purchase of the Certificates would not be prohibited under ERISA or the Code.

                                     B-1-4

     In Witness Whereof, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                Treasury Security-Backed Trust,
                                Series 1996-1, Class A

                                By:  Bank One West Virginia, N.A., not in
                                     its individual capacity but solely as
                                     Trustee,

                                By________________________________________
                                  Authorized Officer

Dated:  November 27, 1996



                    Trustee's Certificate of Authentication

     This is on one of the Certificates described in the Trust Agreement referred to herein.

                                 Bank One, West Virginia, N.A., not in its
                                   individual capacity but solely as Trustee,

                                 By________________________________________
                                   Authorized Officer


                                     B-1-5

                                  Assignment

     For value received the undersigned hereby sells, assigns and transfers unto

Please insert social security or other
identifying number of assignee

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ Attorney
to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:
                                            ____________________________________
                                            Signature Guaranteed:

                                            ____________________________________

*Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

                                  Exhibit B-2

                          Form of Class B Certificate

RB-1                              $5,000,000

                             CUSIP No. 89464G AB2

     Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York Corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     This Certificate represents a fractional undivided interest in the Trust and does not evidence an obligation of, or an interest in, and is not guaranteed by the depositor or the Trustee or any of their respective affiliates. Neither this Certificate or the trust assets are insured or guaranteed by any governmental agency or any other person.

                   Southpoint Structured Assets, Inc.
                   Treasury Security-Backed Certificates
                   Series 1996-1, Class B
                   $5,000,000 Certificate Principal Balance
                   6.80% Pass-Through Rate

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists principally of $5,000,000 aggregate principal amount of direct obligations of the United States of America and all payments received thereon, deposited in trust by Southpoint Structured Assets, Inc. (the "Depositor").

     This certifies that Cede & Co. is the registered owner of Five Million Dollars non-assessable, fully-paid, fractional undivided interest in the Treasury Security-Backed Trust, Series 1996-1, Class B (the "Trust"), formed by the Depositor.

     The Trust was created pursuant to a Standard Terms for Trust Agreements, dated as of November 1, 1996 (the "Standard Terms"), between the Depositor and Bank One, West Virginia, N.A., a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series Supplement, Series 1996-1, dated as of November 27, 1996 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of the duly authorized Certificates designated as the "Treasury Security-Backed Certificates, Series 1996-1, Class B" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) the Underlying Security described in the Trust Agreement (subject to the Call Warrant and exclusive of the Retained Interest); (ii) all payments on or collections in respect of the Underlying Security accrued on or after November 27, 1996 (the "Cut-off Date") (exclusive of the Interest Strip) together with any proceeds thereof; and (iii) all funds from time to time deposited with the Trustee relating to the Certificates and any investments thereof, together with any and all income, proceeds and payments with respect thereto (the "Trust Property").

     Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated with respect to the Certificates in accordance therewith, distributions will be made on each Distribution Date, to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (whether or not a Business Day). If a payment with respect to the Underlying Security is made to the Trustee after the date on which such payment was due, then the Trustee will distribute any such amounts received on the next occurring Business Day (a "Special Distribution Date").

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

                                     B-2-2

     Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     The Certificates are limited in right of distribution to certain payments and collections respecting the Underlying Security, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of the Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent in made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Certificates are issuable in fully registered form only in minimum original principal amounts of $1,000 and integral multiples of $1,000 in excess thereof.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee at 707 Virginia Street East, 2nd Floor, Charleston, West Virginia 25301, duly endorsed by or accompanied by an assignment in the form below and

                                     B-2-3
by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial Certificate Registrar appointed under the Trust Agreement is the Trustee.

     No service charge will be made for any registration of transfer or exchange, but the Trustee may require exchange of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     It is the intention of the parties to the Trust Agreement that the Trust created thereunder shall constitute a fixed investment trust for federal income tax purposes under Treasury Regulation Section 301.7701-4 and a grantor trust under the Internal Revenue Code of 1986, as amended, and the Certificateholder agrees to treat the Trust, any distributions therefrom and its beneficial interest in the Certificates consistently with such characterization.

     The Trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the Trust Property and the issuance of the Certificates, and other than those required or authorized by the Trust Agreement or incidental and necessary to accomplish such activities. The Trust may not issue or sell any certificates or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for money borrowed.

     The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon the earliest to occur of (i) the distribution in full of all amounts due to Certificateholders and retirement of the Underlying Security, (ii) the distribution in full of all amounts due to Certificateholders on any Early Termination Date, and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

     An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including an individual retirement account or Keogh plan (any such, a "Plan") may purchase Certificates if either (i) the Underwriter is able to confirm the existence of at least 100 independent purchasers or (ii) the Plan can represent that its purchase of the Certificates would not be prohibited under ERISA or the Code.

                                     B-2-4

     In Witness Whereof, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                                    Treasury Security-Backed Trust,
                                    Series 1996-1, Class B

                                    By: Bank One, West Virginia, N.A., not
                                        in its individual capacity but solely as
                                        Trustee,


                                    By
                                      ------------------------------------------
                                      Authorized Officer


Dated:  November 27, 1996



                    Trustee's Certificate of Authentication

     This is on one of the Certificates described in the Trust Agreement referred to herein.

                                    Bank One, West Virginia, N.A., not in its
                                      individual capacity but solely as Trustee,

                                    By
                                      ------------------------------------------
                                      Authorized Officer



                                     B-2-5

                                  Assignment

     For value received the undersigned hereby sells, assigns and transfers unto

Please insert social security or other
identifying number of assignee

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ Attorney
to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:
                                           _____________________________________
                                           Signature Guaranteed:

                                           _____________________________________

*Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

                                   Exhibit C

           Form of Assignment of [Call Warrant] [Retained Interest]

     _________________________________ (the "Assignor"), for and in
consideration of the good and valuable consideration in hand paid by__________ _____________________________ (the "Assignee"), the receipt and sufficiency of which consideration are hereby confessed and acknowledged by Assignor, does hereby transfer, assign, sell, set over and deliver, unto Assignee, all of Assignor's right, title and interest in and to that certain Series 1996-1 Class __ [Call Warrant] [Retained Interest].

     Executed this __ day of _______________________

                                        [Assignor]


                                       By_____________________________________
                                         Name_________________________________
                                         Title________________________________

Acknowledged and agreed to:

[Assignee]

By_______________________________
  Name __________________________
  Title__________________________

                                Acknowledgement

     The undersigned hereby acknowledges the assignment from the Assignor to the Assignee of the Assignor's rights with respect to the assigned [Call Warrant] [Retained Interest] and hereby agrees that the Assignee has all the rights of a [Warrantholder][Retained Interestholder] (as defined in the Series Supplement) described in the Series Supplement with respect to such [Call Warrant] [Retained Interest], such rights being enforceable directly by the Assignee as if it were an original party to the Series Supplement.

                                       Bank One, West Virginia, as Trustee


                                       By_____________________________________
                                         Name_________________________________
                                         Title________________________________

                                   Exhibit D

        Form of Transferee Letter for Call Warrant or Retained Interest

                                    [Date]

Southpoint Structured Assets, Inc.
50 North Front Street
Memphis, Tennessee  38103

Bank One, West Virginia, N.A.
707 Virginia Street East
2nd Floor
Charleston, WV  25301

     Re:  Transfer of Series 1996-1 Class __ [Call Warrant] [Retained Interest]

Ladies and Gentlemen:

     In connection with the proposed acquisition of the above-captioned Series 1996-1 Class __ [Call Warrant] [Retained Interest] by the undersigned pursuant to Section 11 of the Series Supplement dated as of November __, 1996, between Bank One, West Virginia, N.A., as trustee, and Southpoint Structured Assets, Inc., and Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned hereby represents the following (check the appropriate boxes):

A. The undersigned is a "qualified institutional buyer" under Rule 144A(a)(1) of the Securities Act because the undersigned is:

     (i) One of the following entities, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity:

[_] (A) Any insurance company as defined in Section 2(13) of the Securities Act;

[_] (B) Any investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") or any business development company as defined in Section 2(a)(48) of the Investment Company Act;

[_]            (C) Any Small Business Investment Company licensed by the U.S.
               Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

[_] (D) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

[_] (E) Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974;

[_] (F) Any trust fund whose trustee is a bank or trust company and whose participants are exclusively plans of the types identified in paragraphs (D) and (E) of this section, except trust funds that include as participants individual retirement accounts or H.R. 10 plans;

[_]            (G) Any business development company as defined in Section 202(a)
               (22) of the Investment Advisers Act of 1940 (the "Investment Advisers Act");

[_] (H) Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; and

[_]            (I) any investment adviser registered under the Investment
               Advisers Act.

[_]  (ii)   Any dealer registered pursuant to Section 15 of the Securities and
            Exchange Act of 1934, as amended (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

[_]  (iii)  Any dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

[_]  (iv)   Any investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. Family of investment companies means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for purposes of this paragraph:

               (A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

               (B) Investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor);

[_]  (v)    Any entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

[_]  (vi)   Any bank as defined in Section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in
            Section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of the Custodial Receipt in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of sale for a foreign bank or savings and loan association or equivalent institution.

B. The undersigned is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A(d)(2) of the Securities Act in connection with the transfer to the undersigned contemplated by this certificate.

C. The transferor or the undersigned has received from the Agent, if so requested, at or prior to the time of sale, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act.

D. If the undersigned sells the [Call Warrant] [Retained Interest] at our option, the undersigned will obtain from any institutional investor that purchases the [Call Warrant] [Retained Interest] from the undersigned a certificate containing the same representations, warranties and agreements contained in the foregoing paragraphs A through C and this paragraph D.

                                       [Transferee]


                                       By_______________________________________

                                       Name_____________________________________

                                       Title____________________________________

                                       [Note: must be Chief Financial Officer or other Executive Officer]